UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23446

AllianzGI Artificial Intelligence & Technology Opportunities Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Scott Whisten – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Item 1. Report to Shareholders

AllianzGI Artificial Intelligence & Technology Opportunities Fund

AllianzGI Convertible & Income 2024 Target Term Fund

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Semiannual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

2 – 3	Letter from the President

4 – 7	Fund Insights

8 – 12	Performance and Statistics

13 – 50	Schedules of Investments

51	Statements of Assets and Liabilities

52	Statements of Operations

53 – 56	Statements of Changes in Net Assets

57	Statement of Cash Flows

58 – 63	Financial Highlights

64 – 84	Notes to Financial Statements

85 – 86	Annual Shareholder Meeting Results/ Proxy Voting Policies & Procedures

87 – 94	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

95 – 97	Privacy Policy

Letter from the President

Thomas J. Fuccillo

President & Chief Executive Officer

Dear Shareholder:

The COVID-19 pandemic severely impacted the global economy during the six-month fiscal reporting period ended August 31, 2020. Economic growth in the US and overseas contracted as countries instituted lockdown orders in an attempt to contain the novel coronavirus. Over this period, global equities generated mixed results. Elsewhere, the overall US bond market posted positive results.

For the six-month reporting period ended August 31, 2020

AllianzGI Artificial Intelligence & Technology Opportunities Fund returned 29.40% on net asset value (“NAV”) and 28.56% on market price.

AllianzGI Convertible & Income 2024 Target Term Fund returned 1.53% on NAV and 3.58% on market price.

AllianzGI Convertible & Income Fund returned 7.78% on NAV and 2.03% on market price.

AllianzGI Convertible & Income Fund II returned 7.42% on NAV and 1.94% on market price.

During the six-month period ended August 31, 2020, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, returned 19.63% and the ICE BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, returned 2.34%. Convertible securities, which share characteristics of both stocks and bonds, generated even stronger results. The ICE BofA Merrill Lynch All Convertibles-All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned 24.99%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 2.4% annual pace during the fourth quarter of 2019. COVID-19 pandemic then started to take its toll on the economy during the first quarter of 2020, resulting in a precipitous decline in GDP growth, to -5.0% on an annualized basis, which at that time was the sharpest quarterly decline since the fourth quarter of 2008. The US Department of Commerce’s initial estimate of second quarter annualized GDP growth of -32.9% on an annualized basis, was the steepest decline on record.

The US Federal Reserve (“Fed”) took a number of aggressive actions in an attempt to support the economy and keep the market functioning properly in the wake of the spreading novel coronavirus. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%, and on March 15, the federal funds rate was further reduced to a range between 0.00% and 0.25%. Then, on March 23, the Fed said it was “…committed to [using] its full range of tools to support the US economy in this challenging time and thereby promote its maximum employment and price

2	Semiannual Report	| August 31, 2020

stability goals.” Among its actions, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities. On June 15, 2020, the Fed announced it would purchase existing corporate bonds on the open market. Finally, in August 2020, the Fed updated its “Statement on Longer-Run Goals and Monetary Policy Strategy.” In summary, the Fed’s new approach to setting US monetary policy will include letting inflation and employment run higher, which could mean interest rates remain low for longer than previously anticipated.

Receive this report electronically and eliminate paper mailings.

To enroll, visit;

www.allianzgi.com/edelivery.

Outlook

Since the market low on March 23, 2020, risk assets have rebounded impressively. While this year’s US equity rally was mostly dominated by the sectors well-positioned to capitalize on or be bolstered by certain of the circumstances caused by the COVID-19 pandemic (e.g., technology and healthcare), we have seen a broadening of leadership since mid-May: cyclical sectors such as industrials, financials and energy have performed well. We continue to believe in the reopening story broadly, and we see a slow march toward normalization in the US economy — perhaps punctuated by the arrival of a viable vaccine. Against this backdrop, we believe a “barbell” approach to risk would be prudent: focus on cyclical sectors during the reopening phase, while considering adding tactical exposure to secular growth themes over time. In our view, investors should expect natural periods of consolidation in the coming months and be mindful of looming risks — from a second wave of coronavirus infections to the outcome of the US presidential election in November. Finally, as we reemerge from this crisis, we believe it remains critical to make active bets and reposition for a post-COVID-19 world.

As announced on July 7, 2020, Allianz Global Investors plans to enter into a strategic partnership with Virtus Investment Partners. If approved by shareholders of the Funds, affiliates of Virtus will assume the role of investment adviser and administrator of the Funds. On behalf of Allianz Global Investors, it was our honor to have served your Funds and look forward to continuing to do so as sub-adviser.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

August 31, 2020 |	Semiannual Report	3

Fund Insights

AllianzGI Artificial Intelligence & Technology Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

For the period of March 1, 2020 through August 31, 2020, as provided by the Artificial Intelligence and Income & Growth investment teams.

For the six-month period ended August 31, 2020, the AllianzGI Artificial Intelligence & Technology Opportunities Fund (the “Fund”) returned 29.40% on net asset value (“NAV”) and 28.56% on market price.

Market Environment

After a steady start to 2020, global stocks changed direction in mid-February 2020 as the COVID-19 outbreak started to spread beyond China. The sell-off gathered pace in March as the draconian measures employed to curtail the virus caused the global economy to ground to a standstill, triggering fears of a severe global recession. After suffering their worst quarter since the 2008 financial crisis, global stocks rebounded in the second quarter, helped by unprecedented government and central bank stimulus policies that stabilized the financial markets, allowing investors to focus on the prospects of economic recovery. Global equities mounted a formidable rally over August 2020, with US stocks hitting fresh record highs. Markets found support from hopes on COVID-19 vaccines and treatments along with expectations for prolonged ultra-low interest rates and highly accommodative monetary policy.

Technology companies advanced strongly, as online solutions were boosted by the growing number of people working from home. E-retailers also performed well, although retailers without any online presence were badly hit, as were travel-related and hospitality businesses. Health care was another sector that held up well due to the search for tests, treatments and vaccines to tackle COVID-19. Despite historic volatility, convertible securities finished higher over the six-month reporting period, benefiting from strong underlying equity performance and credit spread tightening.

Portfolio Specifics

In the equity sleeve, relative performance during the period was driven by positive stock selection and industry positioning. Stock selection in the IT services and real estate investment trusts (“REITs”) industries contributed to relative performance. Conversely, stock selection in the semiconductors & semiconductor equipment and technology hardware, storage & peripherals industries detracted. From an industry allocation perspective, an overweight allocation to the semiconductors & semiconductor equipment industry contributed to relative performance, while an underweight allocation to the technology hardware, storage & peripherals industry detracted.

The Fund benefited from its exposure to convertible securities, which helped contribute to the Fund’s NAV growth over the trailing six months. Outperforming convertible exposure

4	Semiannual Report	| August 31, 2020

included technology, consumer discretionary and healthcare. There were no sectors that detracted from performance.

Outlook

Looking into the remainder of 2020, we see economies opening to varied degrees and timelines. While flare-ups in the virus are persisting and expected, we believe the strictest mitigation efforts were implemented during the second quarter and see a gradual recovery underway. Company management teams sound optimistic that demand is returning but remain cautious on the magnitude of the recovery and the trajectory. In our view, it is the former point on demand stabilization and recovery that has driven US equity markets back to their highs.

The strategy has performed well through this period with exposure to many of the secular growth companies finding strong markets for their solutions as new modes of work and consumption take shape. Over the past months, we have selectively added new opportunities in different industries where we noted dislocations and attractive valuations. We believe that through a combination of improved health care system preparedness, better individual education of social distancing, and progress towards therapies and vaccines the trend toward normalcy is inevitable.

Overall, we continue to believe we are at the very early stages of massive disruptive change brought about by advancement in Artificial Intelligence and its deployment. We believe these changes will drive meaningful growth for companies that are able to take advantage and drive disruption within their respective industries. We believe that company selection will be imperative to capturing the benefits of this opportunity, especially in an environment characterized by disruption and change.

AllianzGI Convertible & Income 2024 Target Term Fund

For the period of March 1, 2020 through August 31, 2020, as provided by Douglas G. Forsyth, CFA, Managing Director, Portfolio Manager.

For the six-month period ended August 31, 2020, the AllianzGI Convertible & Income 2024 Target Term Fund (the “Fund”) returned 1.53% on net asset value (“NAV”) and 3.58% on market price.

Market Environment

Despite historic volatility, convertible securities and high-yield bonds finished higher and leveraged loans finished only modestly lower over the six month reporting period. Convertibles benefited from strong underlying equity performance and credit spread tightening. High yield was supported by a favorable technical backdrop.

Risk assets sold off aggressively throughout much of March 2020 as the virus outbreak intensified and the short-term trajectory of the global economy and corporate profitability became highly uncertain. Coinciding with unprecedented monetary and fiscal policy responses, convertible securities, high-yield bonds and leveraged loans rebounded sharply off the March low and continued to advance over the remainder of period. A number of other factors had a positive impact on markets including stabilizing investor confidence, accommodative US Federal Reserve (“Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, improving US virus case trends and vaccine, treatment and testing progress.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets. It was also extraordinary in terms of its swiftness, scope, and willingness to do more. Throughout the reporting period Fed Chair Jerome Powell reiterated the Fed’s commitment to supporting the US economy. He also signaled that the central bank would remain highly accommodative, restating that rates would remain low for an extended period of time and loosening its inflation policy by moving to an average inflation target of 2% that would allow for periods of overshoots.

The fiscal response was also immediate with President Trump signing into law several bills

August 31, 2020	| Semiannual Report	5

including the $2.2 trillion Coronavirus Aid, Relief & Security Act. To further support the economy, Congress was in the process of negotiating a fourth stimulus package.

As anticipated, the economy decelerated and the unemployment rate surged. However, economic data released over the remainder of the reporting period sharply improved as lockdowns, travel restrictions and social-distancing measures eased.

A weak first-quarter earnings season was followed by better-than-feared second-quarter results and management outlooks.

Portfolio Specifics

The Fund achieved its primary goal of providing income over the reporting period. Convertible securities exposure contributed to the Fund’s NAV growth over the trailing six months.

Outperforming convertible exposure included technology, consumer discretionary and transportation, while consumer staples, financials and utilities underperformed.

Among high-yield holdings, industries exhibiting strength included metals/mining excluding steel, technology & electronics and media content. In contrast, energy, aerospace/defense and retail were sources of weakness.

Technology & electronics, cable & satellite TV and health care were the top-contributing industries among leveraged loans. Conversely, the energy, gaming and recreation & travel industries detracted.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path improved, in our view.

Extraordinary monetary and fiscal policy measures instituted by the Fed and the US government have begun to stabilize the US economy and financial markets. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

Ongoing monetary and fiscal stimulus in conjunction with a healthy US consumer, the easing of pandemic-related restrictions and the reopening of America should lead to a resumption of expanded economic activity, in our view.

With economic progress, it is our belief that corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, a number of risks could surface, triggering market volatility including geopolitical tensions, US elections and localized shutdowns due to virus waves and public health concerns.

AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

For the period of March 1, 2020 through August 31, 2020, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the six-month period ended August 31, 2020, the AllianzGI Convertible & Income Fund and the AllianzGI Convertible & Income Fund II (the “Funds”) returned 7.78% and 7.42% on net asset value (“NAV”) and 2.03% and 1.94% on market price, respectively.

Market Environment

Despite historic volatility, convertible securities and high-yield bonds finished higher over the six month reporting period.

Risk assets sold off aggressively throughout much of March 2020 as the virus outbreak intensified and the short-term trajectory of the global economy and corporate profitability became highly uncertain. Coinciding with unprecedented monetary and fiscal policy responses, convertible securities and high-yield bonds rebounded sharply off the March low and continued to advance over the remainder of period. A number of other factors had a

6	Semiannual Report	| August 31, 2020

positive impact on markets including stabilizing investor confidence, accommodative US Federal Reserve (“Fed”) commentary, positive economic surprise momentum, better-than-feared corporate earnings, improving US virus case trends and vaccine, treatment and testing progress.

The Fed’s response was designed to ensure the normal functioning and stabilization of US credit markets. It was also extraordinary in terms of its swiftness, scope, and willingness to do more. Throughout the reporting period Fed Chair Jerome Powell reiterated the Fed’s commitment to supporting the US economy. He also signaled that the central bank would remain highly accommodative, restating that rates would remain low for an extended period of time and loosening its inflation policy by moving to an average inflation target of 2% that would allow for periods of overshoots.

The fiscal response was also immediate with President Trump signing into law several bills including the $2.2 trillion Coronavirus Aid, Relief & Security Act. To further support the economy, Congress was in the process of negotiating a fourth stimulus package.

As anticipated, the economy decelerated and the unemployment rate surged. However, economic data released over the remainder of the reporting period sharply improved as lockdowns, travel restrictions and social-distancing measures eased.

A weak first-quarter earnings season was followed by better-than-feared second-quarter results and management outlooks.

Portfolio Specifics

The Funds achieved a goal of providing income over the reporting period. Convertible securities exposure contributed to the Fund’s NAV growth over the trailing six months.

Outperforming convertible exposure included consumer discretionary, technology and health care, while financials, utilities and energy underperformed.

Among high-yield holdings, industries exhibiting strength included automotive, technology & electronics and chemicals. In contrast, theaters & entertainment, financial services and energy were sources of weakness.

Outlook

While uncertainty remains elevated, visibility around the macro outlook and corporate profitability path improved, in our view.

Extraordinary monetary and fiscal policy measures instituted by the Fed and the US government have begun to stabilize the US economy and financial markets. Furthermore, Fed Chair Jerome Powell and US Treasury Secretary Mnuchin have pledged additional support if needed to accelerate the recovery.

Ongoing monetary and fiscal stimulus in conjunction with a healthy US consumer, the easing of pandemic-related restrictions and the reopening of America should lead to a resumption of expanded economic activity, in our view.

With economic progress, corporate profits should begin to trough and then start recovering over the second half of the year and into 2021. US companies are not only positioned to directly benefit from Fed programs and US government fiscal support but also from a potentially significant boost in operating leverage as strengthening demand is met with lower input costs and productivity gains.

Against this backdrop, a number of risks could surface triggering market volatility including geopolitical tensions, US elections and localized shutdowns due to virus waves and public health concerns.

August 31, 2020	| Semiannual Report	7

Performance & Statistics

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	28.56%	29.40%
Commencement of Operations (10/31/19) to 8/31/20	15.81%	30.68%

Market Price/NAV Performance:

Commencement of Operations (10/31/19) to 8/31/20

Market Price/NAV:
Market Price	$22.02
NAV(2)	$24.95
Discount to NAV	-11.74%
Market Price Yield(6)	5.90%
Leverage(4)	3.38%

Investment Allocation

(as a % of total investments)

See “Notes to Performance & Statistics” on page 12.

8	Semiannual Report	| August 31, 2020

Performance & Statistics

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	3.58%	1.53%
1 Year	3.95%	5.47%
Commencement of Operations (6/30/17) to 8/31/20	3.14%	5.26%

Market Price/NAV Performance:

Commencement of Operations (6/30/17) to 8/31/20

Market Price/NAV:
Market Price	$9.17
NAV(2)	$9.70
Discount to NAV	-5.46%
Market Price Yield(3)	6.02%
Leverage(4)	28.25%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 12.

August 31, 2020	| Semiannual Report	9

Performance & Statistics

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	2.03%	7.78%
1 Year	-1.06%	8.24%
5 Year	4.42%	6.32%
10 Year	6.04%	8.04%
Commencement of Operations (3/31/03) to 8/31/20	6.28%	7.32%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 8/31/20

Market Price/NAV:
Market Price	$4.89
NAV(2)	$5.43
Discount to NAV	-9.94%
Market Price Yield(3)	6.40%
Leverage(5)	41.79%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 12.

10	Semiannual Report	| August 31, 2020

Performance & Statistics

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	1.94%	7.42%
1 Year	-1.98%	7.87%
5 Year	3.78%	6.26%
10 Year	5.53%	7.98%
Commencement of Operations (7/31/03) to 8/31/20	5.28%	6.39%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 8/31/20

Market Price/NAV:
Market Price	$4.36
NAV(2)	$4.87
Discount to NAV	-10.47%
Market Price Yield(3)	6.20%
Leverage(5)	42.29%

S&P Global Ratings*

(as a % of total investments)

See “Notes to Performance & Statistics” on page 12.

August 31, 2020	| Semiannual Report	11

Performance & Statistics

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

Notes to Performance & Statistics:

* Credit ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at August 31, 2020.

(4) Represents amounts drawn under the SSB Facility ( as defined herein) (“Leverage”) outstanding, as a percentage of total managed assets as of August 31, 2020. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

(5) Represents Preferred Shares and amounts drawn under the SSB Facility (as defined herein) (“Leverage”) outstanding, as a percentage of total managed assets as of August 31, 2020. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at August 31, 2020.

12	Semiannual Report	| August 31, 2020

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited)

Shares		Value
Common Stock – 45.8%
	Airlines – 0.5%
53,760	Delta Air Lines, Inc.	$1,658,496
62,445	Southwest Airlines Co.	2,346,683
		4,005,179
	Auto Components – 0.9%
85,770	Aptiv PLC	7,386,512
	Banks – 1.5%
120,700	Citigroup, Inc.	6,170,184
69,815	JPMorgan Chase & Co.	6,994,765
		13,164,949
	Capital Markets – 0.7%
27,700	Goldman Sachs Group, Inc.	5,674,899
	Communications Equipment – 0.7%
37,275	Motorola Solutions, Inc.	5,768,306
	Electronic Equipment, Instruments & Components – 1.6%
12,350	Cognex Corp.	854,497
656,100	Flex Ltd. (e)	7,125,246
59,670	Keysight Technologies, Inc. (e)	5,878,688
		13,858,431
	Entertainment – 1.5%
75,295	Roku, Inc. (e)	13,062,177
	Equity Real Estate Investment Trusts (REITs) – 1.7%
18,060	Equinix, Inc.	14,263,427
	Healthcare Equipment & Supplies – 0.5%
5,965	Intuitive Surgical, Inc. (e)	4,359,461
	Healthcare Providers & Services – 3.4%
38,580	Anthem, Inc.	10,861,041
43,830	Centene Corp. (e)	2,687,656
48,675	UnitedHealth Group, Inc.	15,213,371
		28,762,068
	Hotels, Restaurants & Leisure – 1.9%
88,290	Hilton Worldwide Holdings, Inc.	7,977,885
94,045	Starbucks Corp.	7,943,981
		15,921,866
	Industrial Conglomerates – 1.0%
50,850	Honeywell International, Inc.	8,418,217
	Insurance – 0.5%
45,175	Progressive Corp.	4,293,432
	Interactive Media & Services – 3.1%
5,105	Alphabet, Inc., Class A (e)	8,318,751
47,895	Facebook, Inc., Class A (e)	14,042,814
40,505	TripAdvisor, Inc.	946,602
90,522	ZoomInfo Technologies, Inc., Class A (e)	3,514,064
		26,822,231
	Internet & Direct Marketing Retail – 2.1%
5,345	Amazon.com, Inc. (e)	18,445,381
	IT Services – 4.7%
34,105	Mastercard, Inc., Class A	12,216,070

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	13

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited) (continued)

Shares		Value
	IT Services (continued)
33,280	Okta, Inc. (e)	$7,167,514
34,390	Twilio, Inc., Class A (e)	9,277,046
55,475	Visa, Inc., Class A	11,760,145
		40,420,775
	Life Sciences Tools & Services – 1.2%
65,490	IQVIA Holdings, Inc. (e)	10,723,987
	Machinery – 1.7%
67,895	Deere & Co.	14,262,024
	Semiconductors & Semiconductor Equipment – 9.1%
48,005	Analog Devices, Inc.	5,610,824
118,775	Applied Materials, Inc.	7,316,540
101,635	Cohu, Inc.	1,748,122
22,510	Lam Research Corp.	7,571,013
350,515	Marvell Technology Group Ltd.	13,592,972
27,415	Micron Technology, Inc. (e)	1,247,657
30,860	MKS Instruments, Inc.	3,688,696
17,690	NVIDIA Corp.	9,463,796
103,215	NXP Semiconductors NV	12,980,318
175,485	ON Semiconductor Corp. (e)	3,750,115
74,525	Skyworks Solutions, Inc.	10,794,946
		77,764,999
	Software – 7.0%
5,975	Atlassian Corp. PLC, Class A (e)	1,145,766
60,655	Cadence Design Systems, Inc. (e)	6,727,246
88,185	Crowdstrike Holdings, Inc., Class A (e)	11,087,500
78,925	Microsoft Corp.	17,799,955
40,270	Salesforce.com, Inc. (e)	10,979,616
18,205	ServiceNow, Inc. (e)	8,775,174
2,525	Trade Desk, Inc., Class A (e)	1,215,283
9,665	Workday, Inc., Class A (e)	2,316,797
		60,047,337
	Technology Hardware, Storage & Peripherals – 0.5%
92,985	Seagate Technology PLC	4,462,350
Total Common Stock (cost-$348,772,158)		391,888,008

Principal Amount (000s)
Convertible Bonds & Notes – 45.5%
	Airlines – 0.6%
$4,000	Southwest Airlines Co., 1.25%, 5/1/25	5,329,264
	Auto Components – 0.8%
6,250	Meritor, Inc., 3.25%, 10/15/37	6,680,069
	Auto Manufacturers – 2.4%
2,985	Tesla, Inc., 1.25%, 3/1/21	20,639,484
	Biotechnology – 0.2%
1,000	Livongo Health, Inc., 0.875%, 6/1/25 (a)(b)	1,925,449

14	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Commercial Services – 2.8%
$ 3,500	2U, Inc., 2.25%, 5/1/25 (a)(b)	$5,764,396
	Chegg, Inc.,
6,000	zero coupon, 9/1/26 (a)(b)	6,128,568
815	0.125%, 3/15/25	1,256,018
7,295	Square, Inc., 0.125%, 3/1/25 (a)(b)	11,113,398
		24,262,380
	Computers – 3.0%
5,500	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(b)(f)	6,260,803
6,005	Pure Storage, Inc., 0.125%, 4/15/23	5,818,390
4,200	Varonis Systems, Inc., 1.25%, 8/15/25 (a)(b)	6,344,678
6,000	Zscaler, Inc., 0.125%, 7/1/25 (a)(b)	7,252,197
		25,676,068
	Diversified Financial Services – 0.7%
6,365	LendingTree, Inc., 0.50%, 7/15/25 (a)(b)	6,241,678
	Electronics – 0.5%
4,260	OSI Systems, Inc., 1.25%, 9/1/22	4,291,950
	Healthcare-Products – 1.6%
5,850	Insulet Corp., 0.375%, 9/1/26 (a)(b)(f)	7,118,273
3,500	Natera, Inc., 2.25%, 5/1/27 (a)(b)	6,499,764
		13,618,037
	Healthcare-Services – 1.0%
6,650	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)(f)	8,381,414
	Internet – 6.1%
1,000	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(b)(f)	1,360,000
4,310	Etsy, Inc., 0.125%, 9/1/27 (a)(b)	4,406,908
4,000	Farfetch Ltd., 3.75%, 5/1/27 (a)(b)	7,895,000
2,500	Lyft, Inc., 1.50%, 5/15/25 (a)(b)	2,716,620
5,550	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(b)	8,521,352
5,600	Palo Alto Networks, Inc., 0.75%, 7/1/23	6,514,424
4,345	Snap, Inc., 0.75%, 8/1/26 (f)	5,520,866
5,500	Zendesk, Inc., 0.625%, 6/15/25 (a)(b)	6,355,937
7,000	Zillow Group, Inc., 1.50%, 7/1/23	9,004,356
		52,295,463
	Leisure – 0.6%
4,000	Royal Caribbean Cruises Ltd., 4.25%, 6/15/23 (a)(b)	4,877,078
	Media – 1.9%
5,000	DISH Network Corp., 3.375%, 8/15/26	4,943,870
	Liberty Media Corp.,
5,000	1.00%, 1/30/23	6,150,558
5,000	2.75%, 12/1/49 (a)(b)	4,955,958
		16,050,386
	Pharmaceuticals – 0.7%
5,490	DexCom, Inc., 0.25%, 11/15/25 (a)(b)	5,866,329
	Semiconductors – 4.6%
1,755	Cree, Inc., 1.75%, 5/1/26 (a)(b)	2,674,181
3,400	Inphi Corp., 0.75%, 4/15/25 (a)(b)	4,149,797
7,700	Microchip Technology, Inc., 1.625%, 2/15/27	12,274,076

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	15

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Semiconductors (continued)
$ 10,650	ON Semiconductor Corp., 1.625%, 10/15/23	$13,759,821
4,500	Synaptics, Inc., 0.50%, 6/15/22	5,755,597
935	Veeco Instruments, Inc., 3.75%, 6/1/27 (a)(b)	1,001,598
		39,615,070
	Software – 16.0%
5,400	Akamai Technologies, Inc., 0.125%, 5/1/25	7,222,098
5,400	Alteryx, Inc., 0.50%, 8/1/24 (f)	5,496,719
3,500	Bandwidth, Inc., 0.25%, 3/1/26 (a)(b)(f)	6,357,906
3,750	Cerence, Inc., 3.00%, 6/1/25 (a)(b)	6,031,500
4,500	Cloudflare, Inc., 0.75%, 5/15/25 (a)(b)	5,814,135
5,500	Coupa Software, Inc., 0.375%, 6/15/26 (a)(b)	7,223,174
5,500	Datadog, Inc., 0.125%, 6/15/25 (a)(b)	6,582,083
	Envestnet, Inc.,
5,000	0.75%, 8/15/25 (a)(b)	5,251,483
5,500	1.75%, 6/1/23 (f)	7,422,281
4,700	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	6,913,596
6,000	Five9, Inc., 0.50%, 6/1/25 (a)(b)	7,239,022
5,000	HubSpot, Inc., 0.375%, 6/1/25 (a)(b)	6,489,611
4,500	Model N, Inc., 2.625%, 6/1/25 (a)(b)	6,175,746
5,000	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)(f)	6,593,750
6,000	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)(f)	7,132,488
5,000	RealPage, Inc., 1.50%, 5/15/25	5,409,375
7,500	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	8,316,390
1,500	Sea Ltd., 2.375%, 12/1/25 (a)(b)	2,797,480
5,000	Slack Technologies, Inc., 0.50%, 4/15/25 (a)(b)(f)	6,503,720
7,000	Splunk, Inc., 1.125%, 6/15/27 (a)(b)	8,214,443
6,000	Zynga, Inc., 0.25%, 6/1/24	7,620,000
		136,807,000
	Telecommunications – 2.0%
5,000	Nice Ltd., zero coupon, 9/15/25 (a)(b)	5,094,500
4,200	PagerDuty, Inc., 1.25%, 7/1/25 (a)(b)	4,659,400
5,000	Viavi Solutions, Inc., 1.00%, 3/1/24	6,095,437
1,500	Vonage Holdings Corp., 1.75%, 6/1/24	1,538,790
		17,388,127
Total Convertible Bonds & Notes (cost-$323,872,365)		389,945,246

Shares
Convertible Preferred Stock – 5.0%
	Banks – 0.8%
5,100	Wells Fargo & Co., 7.50%, Ser. L (c)	7,040,550
	Diversified Financial Services – 0.4%
2,500	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(b)	3,637,500
	Healthcare-Products – 1.6%
9,400	Danaher Corp., 4.75%, 4/15/22, Ser. A	13,459,014
	Semiconductors – 1.6%
11,250	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	13,839,750

16	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited) (continued)

Shares		Value
	Telecommunications – 0.6%
4,330	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(b)	$4,807,664
Total Convertible Preferred Stock (cost-$37,485,171)		42,784,478

Principal Amount (000s)
Corporate Bonds & Notes (a)(b) – 3.4%
	Computers – 0.3%
$3,000	Dell International LLC, 7.125%, 6/15/24 (d)	3,117,870
	Healthcare-Services – 0.4%
3,000	Charles River Laboratories International, Inc., 5.50%, 4/1/26	3,166,215
	Internet – 1.2%
3,000	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (d)	3,194,145
3,000	Match Group Holdings II LLC, 5.00%, 12/15/27 (d)	3,209,430
3,000	Netflix, Inc., 5.375%, 11/15/29 (d)	3,611,250
		10,014,825
	Pharmaceuticals – 0.5%
4,000	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (d)	4,362,400
	Software – 0.5%
4,000	Logan Merger Sub, Inc., 5.50%, 9/1/27 (d)	4,127,500
	Telecommunications – 0.5%
4,000	CommScope, Inc., 8.25%, 3/1/27 (f)	4,334,980
Total Corporate Bonds & Notes (cost-$29,081,430)		29,123,790
	Repurchase Agreements – 4.5%
38,697	State Street Bank and Trust Co.,
	dated 8/31/20, 0.00%, due 9/1/20,
	proceeds $38,697,000; collateralized by
	U.S. Treasury Notes, 2.125%, due 11/30/24,
	valued at $39,471,019 including accrued interest (cost-$38,697,000)	38,697,000
Total Investments (cost-$777,908,124) – 104.2%		892,438,522
Liabilities in excess of other assets – (4.2)%		(36,101,003)
Net Assets – 100.0%		$856,337,519

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $278,770,757, representing 32.6% of net assets.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $278,770,757, representing 32.6% of net assets.

(c)	Perpetual maturity. The date shown, if any, is the next call date.

(d)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(e)	Non-income producing.

(f)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 7). The aggregate value of securities on loan is $18,111,406.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	17

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

August 31, 2020 (unaudited) (continued)

(h)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/20
Investments in Securities – Assets
Common Stock	$391,888,008	$–	$–	$391,888,008
Convertible Bonds & Notes	–	389,945,246	–	389,945,246
Convertible Preferred Stock:

Diversified Financial Services	–	3,637,500	–	3,637,500

Telecommunications	–	4,807,664	–	4,807,664

All Other	34,339,314	–	–	34,339,314
Corporate Bonds & Notes	–	29,123,790	–	29,123,790
Repurchase Agreements	–	38,697,000	–	38,697,000
Totals	$426,227,322	$466,211,200	$–	$892,438,522

Glossary:

REIT	-	Real Estate Investment Trust

18	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 55.6%
	Auto Components – 0.6%
$1,000	Meritor, Inc., 3.25%, 10/15/37 (j)	$1,068,811
	Beverages – 0.2%
800	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(c)	340,000
	Biotechnology – 3.3%
3,000	Insmed, Inc., 1.75%, 1/15/25 (j)	3,041,826
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (g)	2,722,024
		5,763,850
	Building Materials – 1.7%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23	2,953,455
	Commercial Services – 1.6%
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23 (g)	2,737,535
	Computers – 2.1%
3,000	Pure Storage, Inc., 0.125%, 4/15/23	2,906,772
915	Western Digital Corp., 1.50%, 2/1/24 (j)	885,853
		3,792,625
	Electronics – 1.3%
2,000	II-VI, Inc., 0.25%, 9/1/22	2,355,230
	Energy-Alternate Sources – 2.7%
1,500	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(c)	1,831,950
3,215	SunPower Corp., 4.00%, 1/15/23 (j)	2,939,066
		4,771,016
	Entertainment – 1.5%
3,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25 (a)(c)(g)	2,715,000
	Equity Real Estate Investment Trusts (REITs) – 2.7%
2,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22 (j)	1,930,000
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,810,156
		4,740,156
	Food & Staples Retailing – 1.1%
2,500	Chefs’ Warehouse, Inc., 1.875%, 12/1/24 (a)(c)	1,867,219
	Healthcare-Products – 0.7%
1,100	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(c)(g)	1,243,211
	Internet – 4.1%
3,350	Boingo Wireless, Inc., 1.00%, 10/1/23	2,994,063
3,000	Proofpoint, Inc., 0.25%, 8/15/24	3,056,624
1,000	Zillow Group, Inc., 1.50%, 7/1/23	1,286,337
		7,337,024
	Investment Companies – 0.8%
1,465	Prospect Capital Corp., 6.375%, 3/1/25	1,472,325
	Iron/Steel – 1.7%
3,010	Cleveland-Cliffs, Inc., 1.50%, 1/15/25 (j)	3,071,196
	Leisure – 0.8%
1,165	Royal Caribbean Cruises Ltd., 4.25%, 6/15/23 (a)(c)	1,420,449
	Media – 3.1%
3,000	DISH Network Corp., 2.375%, 3/15/24 (j)	2,832,945
2,500	Liberty Broadband Corp., 2.75%, 9/30/50 (a)(c)(g)	2,663,942
		5,496,887

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	19

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 1.7%
$ 2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	$1,895,177
2,000	Oil States International, Inc., 1.50%, 2/15/23	1,071,833
		2,967,010
	Pharmaceuticals – 1.4%
3,000	Flexion Therapeutics, Inc., 3.375%, 5/1/24	2,529,831
	Retail – 0.4%
1,000	Guess?, Inc., 2.00%, 4/15/24	758,787
	Software – 17.5%
3,000	8x8, Inc., 0.50%, 2/1/24	2,856,435
3,000	Alteryx, Inc., 0.50%, 8/1/24	3,053,733
2,500	Avaya Holdings Corp., 2.25%, 6/15/23 (j)	2,326,440
3,000	Benefitfocus, Inc., 1.25%, 12/15/23	2,354,400
3,000	i3 Verticals LLC, 1.00%, 2/15/25 (a)(c)	2,716,875
1,500	j2 Global, Inc., 3.25%, 6/15/29 (j)	1,740,090
3,000	New Relic, Inc., 0.50%, 5/1/23 (j)	2,913,067
3,000	Nutanix, Inc., zero coupon, 1/15/23	2,966,834
2,600	Pegasystems, Inc., 0.75%, 3/1/25 (a)(c)(j)	3,090,745
4,000	Pluralsight, Inc., 0.375%, 3/1/24	3,640,884
2,000	PROS Holdings, Inc., 1.00%, 5/15/24 (a)(c)	1,835,224
1,310	RingCentral, Inc., zero coupon, 3/1/25 (a)(c)	1,452,596
		30,947,323
	Telecommunications – 2.5%
1,250	Infinera Corp., 2.125%, 9/1/24	1,268,938
3,000	Vonage Holdings Corp., 1.75%, 6/1/24	3,077,579
		4,346,517
	Transportation – 2.1%
1,000	Atlas Air Worldwide Holdings, Inc., 1.875%, 6/1/24	1,181,575
2,750	Greenbrier Cos., Inc., 2.875%, 2/1/24 (j)	2,505,209
		3,686,784
Total Convertible Bonds & Notes (cost-$96,894,010)		98,382,241
Corporate Bonds & Notes – 47.8%
	Aerospace & Defense – 3.3%
3,000	TransDigm, Inc., 6.50%, 7/15/24 (j)	3,022,320
	Triumph Group, Inc. (a)(c),
3,000	6.25%, 9/15/24	2,459,970
390	8.875%, 6/1/24	412,669
		5,894,959
	Chemicals – 0.5%
800	Chemours Co., 6.625%, 5/15/23 (j)	805,996
	Commercial Services – 1.4%
2,500	RR Donnelley & Sons Co., 7.00%, 2/15/22	2,446,287
	Computers – 0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(j)	1,558,935
	Diversified Financial Services – 5.2%
2,499	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(c)(e)(f)	553,638
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$2,000,000; purchased 9/6/18) (a)(c)(h)	2,000,000

20	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$ 3,000	Navient Corp., 7.25%, 9/25/23 (j)	$3,177,225
3,000	OneMain Finance Corp., 8.25%, 10/1/23	3,385,935
		9,116,798
	Engineering & Construction – 1.3%
2,000	AECOM, 5.875%, 10/15/24 (g)	2,232,710
	Entertainment – 3.4%
3,000	Cedar Fair L.P., 5.375%, 6/1/24 (j)	3,019,005
3,000	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)	3,076,845
		6,095,850
	Healthcare-Services – 1.2%
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22	2,161,500
	Lodging – 2.0%
3,500	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(j)	3,471,562
	Machinery-Construction & Mining – 1.7%
3,000	Terex Corp., 5.625%, 2/1/25 (a)(c)	3,044,790
	Media – 4.8%
1,431	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (j)	1,406,108
1,500	CSC Holdings LLC, 6.75%, 11/15/21 (j)	1,579,222
	DISH DBS Corp.,
2,285	5.875%, 11/15/24 (j)	2,418,530
1,000	6.75%, 6/1/21	1,026,000
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(j)	2,057,090
		8,486,950
	Mining – 4.7%
3,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(g)	3,108,765
3,000	Constellium SE, 6.625%, 3/1/25 (a)(c)(j)	3,097,200
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(j)	2,078,880
		8,284,845
	Miscellaneous Manufacturing – 1.7%
3,000	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(j)	3,091,830
	Paper & Forest Products – 1.7%
3,000	Mercer International, Inc., 7.375%, 1/15/25 (j)	3,090,000
	Real Estate – 1.7%
3,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (j)	3,040,290
	Retail – 1.3%
2,525	Conn’s, Inc., 7.25%, 7/15/22	2,240,938
	Software – 1.8%
3,000	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(j)	3,161,040
	Telecommunications – 7.0%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (j)	2,270,000
3,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(j)	3,110,595
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (j)	1,961,250
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,558,125
3,000	Sprint Corp., 7.125%, 6/15/24	3,490,410
		12,390,380

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	21

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation – 2.2%
	XPO Logistics, Inc. (a)(c)(j),
$ 2,750	6.125%, 9/1/23	$2,799,844
1,125	6.50%, 6/15/22	1,130,962
		3,930,806
Total Corporate Bonds & Notes (cost-$85,781,999)		84,546,466
Senior Loans (a)(b) – 30.2%
	Aerospace & Defense – 0.8%
1,474	TransDigm, Inc., 1 mo. LIBOR + 2.250%, 2.406%, 12/9/25, 2020 Term Loan F	1,401,558
	Airlines – 1.2%
1,485	Allegiant Travel Company, 3 mo. LIBOR + 3.000%, 3.254%, 2/5/24, 2020 Term Loan	1,387,494
1,000	American Airlines, Inc., 1 mo. LIBOR + 2.000%, 4/28/23, Repriced Term Loan B (d)	799,000
		2,186,494
	Auto Components – 0.8%
	Adient US LLC,5/6/24,Term Loan B
1,110	1 mo. LIBOR + 4.250%, 4.406%	1,104,800
375	3 mo. LIBOR + 4.250%, 4.492%	373,243
		1,478,043
	Chemicals – 0.4%
752	PQ Corp., 3 mo. LIBOR + 2.250%, 2.511%, 2/7/27, 2018 Term Loan B	737,091
	Commercial Services & Supplies – 0.5%
910	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 3.000%, 11/10/23, Term Loan B3	907,959
	Communications Equipment – 0.8%
1,492	CommScope, Inc., 1 mo. LIBOR + 3.250%, 3.406%, 4/6/26, 2019 Term Loan B	1,466,094
	Computers – 1.1%
1,000	Cardtronics USA, Inc., 1 mo. LIBOR + 4.000%, 5.000%, 6/29/27, Term Loan B	1,001,880
990	Dell International LLC, 1 mo. LIBOR + 2.000%, 2.750%, 9/19/25, 2019 Term Loan B	984,857
		1,986,737
	Construction & Engineering – 0.6%
1,024	KBR, Inc., 1 mo. LIBOR + 2.750%, 2.906%, 2/5/27, 2020 Term Loan B	1,021,830
	Distribution/Wholesale – 0.5%
968	IAA, Inc., 1 mo. LIBOR + 2.250%, 2.438%, 6/28/26, Term Loan B	957,825
	Diversified Telecommunication Services – 0.6%
995	CenturyLink, Inc., 1 mo. LIBOR + 2.250%, 2.406%, 3/15/27, 2020 Term Loan B	964,215
	Entertainment – 0.9%
988	AMC Entertainment Holdings, Inc., 3 mo. LIBOR + 3.000%, 4.080%, 4/22/26, 2019 Term Loan B	760,188
780	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 3.808%, 7/10/25, 2018 USD Incremental Term Loan	781,574
		1,541,762
	Food & Staples Retailing – 0.5%
970	US Foods, Inc., 1 mo. LIBOR + 1.750%, 1.906%, 6/27/23, 2016 Term Loan B	937,576
	Healthcare Providers & Services – 0.6%
995	Acadia Healthcare Company, Inc., 1 mo. LIBOR + 2.500%, 2.656%, 2/16/23, 2018 Term Loan B4	987,835

22	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 1.0%
$ 907	Avantor Funding, Inc., 1 mo. LIBOR + 2.250%, 3.250%, 11/21/24, USD Term Loan B3	$900,217
952	Ortho-Clinical Diagnostics S.A., 1 mo. LIBOR + 3.250%, 3.406%, 6/30/25, 2018 Term Loan B	920,053
		1,820,270
	Holding Companies-Diversified – 0.4%
993	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 5.000%, 6.072%, 5/29/26, 2019 Term Loan	671,019
	Hotels, Restaurants & Leisure – 1.0%
970	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 3.750%, 4/29/24, 2017 Term Loan B	848,179
	Scientific Games International, Inc., 8/14/24, 2018 Term Loan B5
191	1 mo. LIBOR + 2.750%, 2.906%	179,314
2	3 mo. LIBOR + 2.750%, 3.058%	2,339
781	6 mo. LIBOR + 2.750%, 3.612%	732,989
		1,762,821
	Internet – 1.2%
896	Everi Payments, Inc., 3 mo. LIBOR + 2.750%, 3.822%, 5/9/24, Term Loan B	867,950
1,230	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 1.750%, 1.906%, 2/15/24, 2017 Repriced Term Loan	1,212,087
		2,080,037
	Internet Software & Services – 1.6%
745	Blucora, Inc., 3 mo. LIBOR + 4.000%, 5.000%, 5/22/24, 2017 Term Loan B	735,522
1,038	EIG Investors Corp., 3 mo. LIBOR + 3.750%, 4.750%, 2/9/23, 2018 1st Lien Term Loan	1,034,548
1,000	Match Group, Inc., 3 mo. LIBOR + 1.750%, 2.004%, 2/13/27, 2020 Term Loan B	979,580
		2,749,650
	Leisure Equipment & Products – 0.5%
927	Callaway Golf Company, 1 mo. LIBOR + 4.500%, 4.662%, 1/2/26, Term Loan B	927,323
	Lodging – 0.8%
1,477	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 2.906%, 12/23/24, 2017 1st Lien Term Loan B	1,392,640
	Machinery – 1.8%
1,622	Gardner Denver, Inc., 1 mo. LIBOR + 1.750%, 1.906%, 3/1/27, 2020 USD Term Loan B2	1,577,505
192	Harsco Corp., 1 mo. LIBOR + 2.250%, 2.438%, 12/6/24, 2017 Term Loan B1	191,295
1,474	Navistar International Corp., 1 mo. LIBOR + 3.500%, 3.660%, 11/6/24, 2017 1st Lien Term Loan B	1,443,852
		3,212,652
	Media – 6.1%
1,244	CSC Holdings, LLC, 1 mo. LIBOR + 2.250%, 2.408%, 1/15/26, 2018 Incremental Term Loan	1,204,306
1,432	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 2/7/24, 2017 Term Loan B (d)	1,405,325
1,240	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 2.406%, 3/24/25, 2018 Term Loan B	1,208,997
1,247	Meredith Corp., 1 mo. LIBOR + 2.500%, 2.667%, 1/31/25, 2020 Term Loan B2	1,204,012
1,461	Nexstar Broadcasting, Inc., 1 mo. LIBOR + 2.750%, 9/18/26, 2019 Term Loan B4 (d)	1,437,803
1,477	Sinclair Television Group, Inc., 1 mo. LIBOR + 2.250%, 2.410%, 1/3/24, Term Loan B2	1,443,457

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	23

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Media (continued)
$ 1,500	Virgin Media Bristol LLC, 1 mo. LIBOR + 2.500%, 2.662%, 1/31/28, USD Term Loan N	$1,464,060
1,475	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 4.250%, 8/18/23, 2017 Term Loan B	1,456,759
		10,824,719
	Metal Fabricate/Hardware – 0.5%
921	Advanced Drainage Systems, Inc., 1 mo. LIBOR + 2.250%, 2.438%, 7/31/26, Term Loan B	917,046
	Oil, Gas & Consumable Fuels – 0.1%
162	McDermott Technology Americas, Inc., 1 mo. LIBOR + 4.000%, 6/30/25, 2020 Take Back Term Loan (d)	132,737
	Pharmaceuticals – 1.1%
904	Bausch Health Companies, Inc., 1 mo. LIBOR + 3.000%, 3.183%, 6/2/25, 2018 Term Loan B	890,995
983	HLF Financing S.a r.l., 1 mo. LIBOR + 2.750%, 2.906%, 8/18/25, 2018 Term Loan B	971,201
		1,862,196
	Pipelines – 0.1%
846	Summit Midstream Partners Holdings, LLC, 3 mo. LIBOR + 6.000%, 7.000%, 5/13/22, Term Loan B	164,941
	Semiconductors & Semiconductor Equipment – 0.8%
1,484	Cohu, Inc., 1 mo. LIBOR + 3.000%, 3.156%, 10/1/25, 2018 Term Loan B	1,426,774
	Software – 1.9%
997	Banff Merger Sub, Inc., 1 mo. LIBOR + 4.250%, 4.406%, 10/2/25, 2018 USD Term Loan B	981,574
994	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.000%, 3.156%, 10/30/26, Term Loan B	980,075
1,489	Upland Software, Inc., 1 mo. LIBOR + 3.750%, 3.906%, 8/6/26, 2019 Term Loan	1,473,862
		3,435,511
	Specialty Retail – 0.5%
861	Burlington Coat Factory Warehouse Corp., 1 mo. LIBOR + 1.750%, 1.910%, 11/17/24, 2017 Term Loan B5	838,475
	Technology Hardware, Storage & Peripherals – 0.8%
1,492	NCR Corp., 1 mo. LIBOR + 2.500%, 2.660%, 8/28/26, 2019 Term Loan	1,453,304
	Telecommunications – 0.7%
1,250	T-Mobile USA, Inc., 1 mo. LIBOR + 3.000%, 3.156%, 4/1/27, 2020 Term Loan	1,254,456
Total Senior Loans (cost-$55,320,464)		53,501,590

Shares
Common Stock (i) – 0.1%
	Banks – 0.0%
6,549	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (e)(f)(h)	–	†
7,142	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (e)(f)(h)	1
		1
	Energy Equipment & Services – 0.1%
71,796	Mcdermott International Ltd.	211,799
Total Common Stock (cost-$790,556)		211,800

24	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Repurchase Agreements – 5.8%
$10,323	State Street Bank and Trust Co., dated 8/31/20, 0.00%, due 9/1/20, proceeds $10,323,000; collateralized by U.S. Treasury Bonds, 2.875%, due 11/15/46, valued at $10,529,547 including accrued interest (cost-$10,323,000)	$10,323,000
Total Investments (cost-$249,110,029) – 139.5%		246,965,097
Liabilities in excess of other assets – (39.5)%		(69,924,397)
Net Assets – 100.0%		$177,040,700

Notes to Schedule of Investments:

†	Actual amount rounds to less than $1.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $114,893,416, representing 64.9% of net assets.

(b)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on August 31, 2020.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $61,391,826, representing 34.7% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after August 31, 2020.

(e)	Fair-Valued–Securities with an aggregate value of $553,639, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)	Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,000,001, representing 1.1% of net assets.

(i)	Non-income producing.

(j)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 7). The aggregate value of securities on loan is $53,586,150.

(k)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/20
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$98,382,241	$–	$98,382,241
Corporate Bonds & Notes:

Diversified Financial Services	–	8,563,160	553,638	9,116,798

All Other	–	75,429,668	–	75,429,668
Senior Loans	–	53,501,590	–	53,501,590
Common Stock:

Banks	–	–	1	1

Energy Equipment & Services	211,799	–	–	211,799
Repurchase Agreements	–	10,323,000	–	10,323,000
Totals	$211,799	$246,199,659	$553,639	$246,965,097

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	25

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

August 31, 2020 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$1,001,932	$127,495	†	$ –	$14,451	$ –
Common Stock:

Banks	1	–		–	–	–
Totals	$1,001,933	$127,495		$ –	$14,451	$ –

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/20
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$(590,240)	$ –	$ –	$553,638
Common Stock:

Banks	–	–	–	1
Totals	$(590,240)	$ –	$ –	$553,639

†	Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2020:

	Ending Balance at 8/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets

Corporate Bonds & Notes:

Diversified Financial Services	$553,638	Market and Company Comparables	EV Multiples	0.93x (0.53x – 1.54x)

				2.90x (0.79x – 4.44x)

			Illiquidity Discount	0.58x (0.38x – 0.67x) 20%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2020 was $(590,240). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

LIBOR	–	London Inter-Bank Offered Rate
PIK	–	Payment-in-Kind
REIT	–	Real Estate Investment Trust

26	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 40.7%
	Airlines – 0.9%
$2,460	American Airlines Group, Inc., 6.50%, 7/1/25 (l)	$2,381,467
4,140	Southwest Airlines Co., 1.25%, 5/1/25	5,515,788
		7,897,255
	Apparel & Textiles – 0.9%
14,740	Iconix Brand Group, Inc., 5.75%, 8/15/23	7,738,500
	Auto Manufacturers – 2.7%
2,845	Tesla, Inc., 2.00%, 5/15/24	22,820,598
	Banks – 1.5%
5,970	BofA Finance LLC, 0.125%, 9/1/22	6,707,295
4,270	JPMorgan Chase Bank N.A., 0.125%, 1/1/23 (a)(b)	5,414,894
		12,122,189
	Beverages – 0.1%
1,255	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	533,375
	Biotechnology – 0.9%
5,125	Exact Sciences Corp., 0.375%, 3/1/28	4,747,541
2,580	Insmed, Inc., 1.75%, 1/15/25	2,615,970
		7,363,511
	Building Materials – 1.0%
8,820	Patrick Industries, Inc., 1.00%, 2/1/23	8,683,158
	Commercial Services – 2.2%
3,900	Chegg, Inc., zero coupon, 9/1/26 (a)(b)	3,983,569
8,825	Macquarie Infrastructure Corp., 2.00%, 10/1/23	8,052,916
3,920	Square, Inc., 0.125%, 3/1/25 (a)(b)	5,971,833
		18,008,318
	Computers – 1.7%
145	Pure Storage, Inc., 0.125%, 4/15/23	140,494
11,735	Western Digital Corp., 1.50%, 2/1/24	11,361,182
2,455	Zscaler, Inc., 0.125%, 7/1/25 (a)(b)	2,967,357
		14,469,033
	Diversified Financial Services – 0.4%
3,290	LendingTree, Inc., 0.50%, 7/15/25 (a)(b)	3,226,256
	Electronics – 2.5%
1,425	Fortive Corp., 0.875%, 2/15/22	1,428,614
5,230	II-VI, Inc., 0.25%, 9/1/22	6,158,927
2,375	OSI Systems, Inc., 1.25%, 9/1/22	2,392,812
2,450	SMART Global Holdings, Inc., 2.25%, 2/15/26 (a)(b)	2,203,530
8,870	Vishay Intertechnology, Inc., 2.25%, 6/15/25	8,671,960
		20,855,843
	Energy-Alternate Sources – 1.5%
3,100	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(b)	3,786,030
9,405	SunPower Corp., 4.00%, 1/15/23	8,597,797
		12,383,827
	Entertainment – 0.2%
1,440	Cinemark Holdings, Inc., 4.50%, 8/15/25 (a)(b)	1,854,935
	Equity Real Estate Investment Trusts (REITs) – 0.5%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	4,061,953

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	27

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 1.3%
$ 3,265	Insulet Corp., 0.375%, 9/1/26 (a)(b)	$3,972,848
2,275	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(b)	2,571,186
2,435	Natera, Inc., 2.25%, 5/1/27 (a)(b)	4,521,979
		11,066,013
	Healthcare-Services – 0.5%
3,530	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)	4,449,082
	Home Builders – 0.1%
855	Winnebago Industries, Inc., 1.50%, 4/1/25 (a)(b)	939,907
	Insurance – 1.2%
7,945	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	10,010,700
	Internet – 3.7%
1,565	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(b)(l)	2,128,400
2,595	Etsy, Inc., 0.125%, 9/1/27 (a)(b)	2,653,347
2,155	Match Group Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	3,127,772
1,710	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(b)	2,625,498
5,225	Snap, Inc., 0.75%, 8/1/26	6,639,016
7,580	Wayfair, Inc., 0.625%, 10/1/25 (a)(b)	7,817,434
3,425	Zendesk, Inc., 0.625%, 6/15/25 (a)(b)	3,958,016
1,540	Zillow Group, Inc., 1.50%, 7/1/23	1,980,958
		30,930,441
	Investment Companies – 1.1%
9,525	Prospect Capital Corp., 6.375%, 3/1/25	9,572,625
	Leisure – 0.8%
	NCL Corp., Ltd. (a)(b),
2,850	5.375%, 8/1/25	3,295,969
920	6.00%, 5/15/24	1,334,274
1,710	Royal Caribbean Cruises Ltd., 4.25%, 6/15/23 (a)(b)	2,084,951
		6,715,194
	Machinery-Diversified – 0.4%
2,415	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	3,224,448
	Media – 1.1%
1,710	DISH Network Corp., 3.375%, 8/15/26	1,690,804
	Liberty Media Corp.,
2,345	1.375%, 10/15/23	2,715,254
4,840	2.75%, 12/1/49 (a)(b)	4,797,367
		9,203,425
	Oil, Gas & Consumable Fuels – 2.1%
2,840	CNX Resources Corp., 2.25%, 5/1/26 (a)(b)(l)	3,199,773
7,180	EQT Corp., 1.75%, 5/1/26 (a)(b)(l)	9,222,186
4,325	Pioneer Natural Resources Co., 0.25%, 5/15/25 (a)(b)	5,273,412
		17,695,371
	Pharmaceuticals – 0.4%
3,490	DexCom, Inc., 0.25%, 11/15/25 (a)(b)	3,729,232
	Pipelines – 2.0%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	16,782,964
	Retail – 0.7%
3,130	Burlington Stores, Inc., 2.25%, 4/15/25 (a)(b)	3,648,283

28	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Retail (continued)
$ 2,845	Guess?, Inc., 2.00%, 4/15/24	$2,158,749
		5,807,032
	Semiconductors – 1.5%
2,180	Cree, Inc., 1.75%, 5/1/26 (a)(b)	3,321,775
2,045	Inphi Corp., 0.75%, 4/15/25 (a)(b)	2,495,981
	ON Semiconductor Corp.,
1,595	1.00%, 12/1/20	1,906,195
2,270	1.625%, 10/15/23	2,932,845
1,275	Synaptics, Inc., 0.50%, 6/15/22	1,630,752
		12,287,548
	Software – 5.0%
2,850	Akamai Technologies, Inc., 0.125%, 5/1/25	3,811,663
3,410	Coupa Software, Inc., 0.375%, 6/15/26 (a)(b)	4,478,368
1,995	Datadog, Inc., 0.125%, 6/15/25 (a)(b)	2,387,501
1,140	Evolent Health, Inc., 1.50%, 10/15/25	904,163
2,435	i3 Verticals LLC, 1.00%, 2/15/25 (a)(b)	2,205,197
2,850	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	2,556,535
1,420	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	1,688,022
3,665	Pluralsight, Inc., 0.375%, 3/1/24	3,335,959
5,900	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	6,542,227
1,085	Sea Ltd., 2.375%, 12/1/25 (a)(b)	2,023,511
570	ServiceNow, Inc., zero coupon, 6/1/22	2,037,828
6,015	Splunk, Inc., 1.125%, 6/15/27 (a)(b)	7,058,553
1,850	Workday, Inc., 0.25%, 10/1/22	3,115,030
		42,144,557
	Telecommunications – 1.3%
7,915	Infinera Corp., 2.125%, 9/1/24	8,034,911
2,850	Vonage Holdings Corp., 1.75%, 6/1/24	2,923,700
		10,958,611
	Transportation – 0.5%
4,725	Teekay Corp., 5.00%, 1/15/23	3,835,982
Total Convertible Bonds & Notes (cost-$303,674,373)		341,371,883
Corporate Bonds & Notes – 33.6%
	Advertising – 0.1%
915	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	743,835
	Aerospace & Defense – 1.2%
	TransDigm, Inc.,
2,240	5.50%, 11/15/27	2,190,944
5,620	6.50%, 5/15/25	5,676,200
	Triumph Group, Inc. (a)(b),
2,150	6.25%, 9/15/24	1,762,979
625	8.875%, 6/1/24	661,328
		10,291,451
	Airlines – 0.1%
755	American Airlines, Inc., 11.75%, 7/15/25 (a)(b)	726,314

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	29

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Auto Components – 1.3%
$ 2,955	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	$3,179,181
2,145	American Axle & Manufacturing, Inc., 6.25%, 4/1/25	2,216,761
3,010	Clarios Global L.P., 8.50%, 5/15/27 (a)(b)	3,200,947
2,285	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (l)	2,296,425
		10,893,314
	Auto Manufacturers – 1.6%
	Ford Motor Co.,
2,545	9.00%, 4/22/25	2,981,595
2,205	9.625%, 4/22/30 (g)	2,893,798
735	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	772,771
2,345	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	2,399,650
4,215	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	4,384,148
		13,431,962
	Chemicals – 1.1%
2,695	Chemours Co., 6.625%, 5/15/23	2,715,199
1,550	Olin Corp., 5.00%, 2/1/30	1,499,338
4,690	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(l)	4,837,907
		9,052,444
	Commercial Services – 1.4%
1,605	Avis Budget Car Rental LLC, 5.75%, 7/15/27 (a)(b)(l)	1,541,057
8,050	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(c)(d)(f)	147,556
2,170	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	2,278,500
4,365	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	4,654,421
2,395	United Rentals North America, Inc., 5.25%, 1/15/30 (g)	2,664,366
		11,285,900
	Computers – 0.7%
1,405	Dell International LLC, 7.125%, 6/15/24 (a)(b)	1,460,202
4,405	Vericast Corp., 9.25%, 3/1/21 (a)(b)(l)	4,446,297
		5,906,499
	Containers & Packaging – 0.5%
2,195	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)(l)	2,328,138
2,020	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27 (a)(b)	2,225,787
		4,553,925
	Distribution/Wholesale – 1.0%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25	5,588,475
2,875	Performance Food Group, Inc., 5.50%, 10/15/27 (a)(b)	3,002,449
		8,590,924
	Diversified Financial Services – 2.9%
21,618	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	4,788,460
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$6,000,000; purchased 9/6/18) (a)(b)(i)	6,000,000
1,400	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (a)(b)	1,475,075
	Navient Corp.,
2,435	5.00%, 3/15/27	2,355,230
2,365	6.75%, 6/15/26	2,464,034

30	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
	OneMain Finance Corp.,
$ 1,260	6.625%, 1/15/28	$1,440,432
4,935	8.25%, 10/1/23	5,569,863
		24,093,094
	Electrical Equipment – 0.6%
3,665	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	4,022,338
1,060	WESCO Distribution, Inc., 7.25%, 6/15/28 (a)(b)	1,184,131
		5,206,469
	Entertainment – 1.8%
4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	1,534,425
2,065	Colt Merger Sub, Inc., 6.25%, 7/1/25 (a)(b)	2,188,291
2,890	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)(g)	3,173,263
3,680	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	3,774,263
2,080	Scientific Games International, Inc., 8.25%, 3/15/26 (a)(b)	2,146,217
1,865	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,991,587
		14,808,046
	Food & Beverage – 0.5%
1,525	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(b)	1,707,451
1,720	Kraft Heinz Foods Co., 6.50%, 2/9/40	2,184,378
		3,891,829
	Healthcare-Services – 1.0%
2,460	Centene Corp., 5.375%, 6/1/26 (a)(b)	2,606,063
1,065	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	1,123,117
1,640	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	1,764,328
2,860	Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(b)	3,006,990
		8,500,498
	Home Builders – 0.2%
1,480	Picasso Finance Sub, Inc., 6.125%, 6/15/25 (a)(b)	1,585,746
	Internet – 0.5%
2,220	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	2,363,667
1,730	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	2,082,488
		4,446,155
	Iron/Steel – 0.3%
1,725	Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,584,844
1,745	United States Steel Corp., 6.875%, 8/15/25 (l)	1,282,583
		2,867,427
	Leisure – 0.2%
1,450	Royal Caribbean Cruises Ltd., 11.50%, 6/1/25 (a)(b)(l)	1,682,538
	Lodging – 1.1%
1,360	Boyd Gaming Corp., 8.625%, 6/1/25 (a)(b)	1,501,100
1,495	MGM Resorts International, 6.75%, 5/1/25	1,602,005
1,950	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	2,026,781
4,225	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	4,190,672
		9,320,558
	Machinery-Construction & Mining – 0.4%
3,645	Terex Corp., 5.625%, 2/1/25 (a)(b)(l)	3,699,420

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	31

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Media – 2.3%
$ 1,360	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	$1,336,343
2,230	CSC Holdings LLC, 7.50%, 4/1/28 (a)(b)	2,506,263
	DISH DBS Corp.,
2,750	5.875%, 11/15/24	2,910,703
2,025	7.375%, 7/1/28 (a)(b)	2,150,904
3,740	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,887,730
4,671	LiveStyle, Inc., 9.625%, 2/1/19 (cost-$4,667,935; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(i)(k)	5
2,810	Meredith Corp., 6.875%, 2/1/26	2,446,983
2,120	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	2,239,918
1,495	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,618,846
		19,097,695
	Metal Fabricate/Hardware – 0.4%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,481,240
	Mining – 1.1%
1,420	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)	1,471,482
2,110	Constellium SE, 6.625%, 3/1/25 (a)(b)	2,178,364
2,265	Freeport-McMoRan, Inc., 5.25%, 9/1/29	2,484,003
1,990	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	2,068,486
1,075	Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28 (a)(b)	1,177,125
		9,379,460
	Miscellaneous Manufacturing – 0.3%
2,210	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	2,277,648
	Oil, Gas & Consumable Fuels – 1.7%
2,430	CNX Resources Corp., 7.25%, 3/14/27 (a)(b)(l)	2,557,575
905	Continental Resources, Inc., 4.375%, 1/15/28	870,420
1,275	EQT Corp., 8.75%, 2/1/30	1,539,307
	Occidental Petroleum Corp.,
2,510	5.55%, 3/15/26	2,501,014
1,035	6.625%, 9/1/30	1,066,050
2,495	PBF Holding Co. LLC, 6.00%, 2/15/28 (a)(b)	2,108,587
570	Transocean, Inc., 8.00%, 2/1/27 (a)(b)	177,413
2,285	USA Compression Partners L.P., 6.875%, 9/1/27	2,368,837
765	WPX Energy, Inc., 5.75%, 6/1/26	782,461
		13,971,664
	Paper & Forest Products – 0.2%
1,555	Mercer International, Inc., 7.375%, 1/15/25	1,601,650
	Personal Products – 0.2%
1,430	Edgewell Personal Care Co., 5.50%, 6/1/28 (a)(b)	1,528,520
	Pharmaceuticals – 0.9%
2,585	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	2,847,158
2,140	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(b)	2,352,256
2,235	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(b)	2,437,491
		7,636,905
	Pipelines – 1.1%
1,665	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,767,731
1,415	EQM Midstream Partners L.P., 6.50%, 7/1/27 (a)(b)	1,551,427

32	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Pipelines (continued)
$ 3,240	NGL Energy Partners L.P., 7.50%, 4/15/26	$2,162,182
	Targa Resources Partners L.P.,
980	6.50%, 7/15/27	1,060,850
2,300	6.875%, 1/15/29	2,548,687
		9,090,877
	Real Estate – 0.5%
3,960	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,013,183
	Retail – 0.7%
6,480	Conn’s, Inc., 7.25%, 7/15/22	5,751,000
1,935	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	493,425
		6,244,425
	Semiconductors – 0.5%
3,750	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	4,086,806
	Software – 0.9%
1,590	Logan Merger Sub, Inc., 5.50%, 9/1/27 (a)(b)	1,640,681
3,265	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(l)	3,440,265
2,310	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	2,477,129
		7,558,075
	Telecommunications – 3.8%
	CenturyLink, Inc.,
1,595	5.125%, 12/15/26 (a)(b)	1,656,376
2,265	7.50%, 4/1/24, Ser. Y	2,570,775
1,585	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	1,643,431
4,527	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	4,647,237
8,270	Consolidated Communications, Inc., 6.50%, 10/1/22 (l)	8,109,769
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26	1,658,648
4,250	7.625%, 6/15/21	4,414,687
3,370	Sprint Communications, Inc., 11.50%, 11/15/21	3,761,341
2,665	Sprint Corp., 7.625%, 3/1/26	3,281,494
		31,743,758
	Toys/Games/Hobbies – 0.1%
795	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	866,629
	Transportation – 0.4%
1,500	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (a)(b)	1,605,030
2,093	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,104,093
		3,709,123
Total Corporate Bonds & Notes (cost-$306,634,400)		281,866,006

Shares
Convertible Preferred Stock – 22.4%
	Auto Components – 0.7%
56,155	Aptiv PLC, 5.50%, 6/15/23, Ser. A	6,162,450
	Banks – 5.0%
12,080	Bank of America Corp., 7.25%, Ser. L (e)	18,059,962
16,980	Wells Fargo & Co., 7.50%, Ser. L (e)	23,440,890
		41,500,852

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	33

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Shares		Value
	Chemicals – 0.8%
141,075	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	$6,404,805
	Diversified Financial Services – 1.2%
2,285	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(b)	3,324,675
154,835	AMG Capital Trust II, 5.15%, 10/15/37	6,922,331
		10,247,006
	Electric Utilities – 2.7%
	NextEra Energy, Inc.,
107,510	4.872%, 9/1/22	5,891,548
86,730	5.279%, 3/1/23	4,129,215
29,915	PG&E Corp., 5.50%, 8/16/23	2,897,567
53,350	Sempra Energy, 6.00%, 1/15/21, Ser. A	5,428,363
91,925	Southern Co., 6.75%, 8/1/22, Ser. 2019	4,136,625
		22,483,318
	Electronics – 0.9%
8,685	Fortive Corp., 5.00%, 7/1/21 Ser. A	7,935,137
	Environmental Services – 0.5%
81,245	GFL Environmental Inc., 6.00%, 3/15/23	3,850,200
	Equity Real Estate Investment Trusts (REITs) – 2.9%
364,515	Ready Capital Corp., 7.00%, 8/15/23	8,635,361
631,070	RLJ Lodging Trust, 1.95%, Ser. A (e)	15,265,583
		23,900,944
	Healthcare-Products – 3.3%
84,600	Avantor, Inc., 6.25%, 5/15/22, Ser. A	6,208,794
71,510	Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	8,356,659
	Danaher Corp.,
8,695	4.75%, 4/15/22, Ser. A	12,449,588
855	5.00%, 4/15/23, Ser. B (l)	1,047,554
		28,062,595
	Insurance – 0.6%
44,765	Assurant, Inc., 6.50%, 3/15/21, Ser. D	5,265,259
	Pharmaceuticals – 0.7%
65,340	Becton Dickinson and Co., 6.00%, 6/1/23, Ser. B	3,491,116
50,815	Elanco Animal Health, Inc., 5.00%, 2/1/23	2,353,243
		5,844,359
	Semiconductors – 2.4%
16,190	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	19,916,938
	Telecommunications – 0.7%
5,345	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(b)	5,934,634
Total Convertible Preferred Stock (cost-$167,018,386)		187,508,497
Preferred Stock (a)(d)(f)(j)(k) – 0.9%
	Media – 0.9%
3,554	LiveStyle, Inc., Ser. A	531,323
6,750	LiveStyle, Inc., Ser. B	68
76,572	LiveStyle, Inc., Ser. B (h)	6,667,124
Total Preferred Stock (cost-$14,596,966)		7,198,515
Common Stock (d)(f)(j) – 0.0%
	Aerospace & Defense – 0.0%
8,295	Erickson, Inc.	134,545

34	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

Shares		Value
	Banks – 0.0%
56,642	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (h)(i)	$6
21,429	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (h)(i)	2
		8
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(h)(k)	9
Total Common Stock (cost-$7,106,997)		134,562

Units
Warrants (d)(f)(j) – 0.0%
	Advertising – 0.0%
15,602	Affinion Group Holdings, Inc., exercise price $67.12, expires 4/1/24 (cost-$3,080,312; purchased 4/10/19) (i)	80,816
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(k)	2
Total Warrants (cost-$3,080,312)		80,818

Principal Amount (000s)
	Repurchase Agreements – 2.4%
$20,319	State Street Bank and Trust Co., dated 8/31/20, 0.00%, due 9/1/20, proceeds $20,319,000; collateralized by U.S. Treasury Bonds, 2.875%, due 11/15/46, valued at $20,725,511 including accrued interest (cost-$20,319,000)	20,319,000
Total Investments (cost-$822,430,434) – 100.0%		838,479,281
Liabilities in excess of other assets		(24,782,003)
Preferred Shares		(323,275,000)
Net Assets Applicable to Common Shareholders		$490,422,278

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $335,606,330, representing 40.0% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $328,407,804, representing 39.2% of total investments.

(c)	In default.

(d)	Fair-Valued–Securities with an aggregate value of $12,349,916, representing 1.5% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)	Affiliated security.

(i)	Restricted. The aggregate cost of such securities is $13,478,247. The aggregate value is $6,080,829, representing 0.7% of total investments.

(j)	Non-income producing.

(k)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.9% of total investments.

(l)	All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 7). The aggregate value of securities on loan is $23,642,887.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	35

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

(m)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/20
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$341,371,883	$–	$341,371,883
Corporate Bonds & Notes:

Commercial Services	–	11,138,344	147,556	11,285,900

Diversified Financial Services	–	19,304,634	4,788,460	24,093,094

Media	–	19,097,690	5	19,097,695

All Other	–	227,389,317	–	227,389,317
Convertible Preferred Stock:

Diversified Financial Services	–	10,247,006	–	10,247,006

Telecommunications	–	5,934,634	–	5,934,634

All Other	171,326,857	–	–	171,326,857
Preferred Stock	–	–	7,198,515	7,198,515
Common Stock	–	–	134,562	134,562
Warrants	–	–	80,818	80,818
Repurchase Agreements	–	20,319,000	–	20,319,000
Totals	$171,326,857	$654,802,508	$12,349,916	$838,479,281

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$147,557	$ –		$ –	$ –	$ –

Diversified Financial Services	8,665,796	1,102,714	†	–	61,458	–

Media	5	–		–	–	–
Preferred Stock:

Media	8,194,099	–		–	–	–
Common Stock:

Aerospace & Defense	148,066	–		–	–	–

Banks	8	–		–	–	–

Media	9	–		–	–	–
Warrants:

Advertising	20,282	–		–	–	–

Media	2	–		–	–	–
Totals	$17,175,824	$1,102,714		$ –	$61,458	$ –

36	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/20
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$(1)	$ –	$ –	$147,556

Diversified Financial Services	(5,041,508)	–	–	4,788,460

Media	–	–	–	5
Preferred Stock:

Media	(995,584)	–	–	7,198,515
Common Stock:

Aerospace & Defense	(13,521)	–	–	134,545

Banks	–	–	–	8

Media	–	–	–	9
Warrants:

Advertising	60,534	–	–	80,816

Media	–	–	–	2
Totals	$(5,990,080)	$ –	$ –	$12,349,916

†	Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2020:

	Ending Balance at 8/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$4,788,460	Market and Company Comparables	EV Multiples Illiquidity Discount	0.93x (0.53x – 1.54x) 2.90x (0.79x – 4.44x) 0.58x (0.38x – 0.67x) 20%
Preferred Stock:

Media	$531,323	Market and Company Comparables	EV Multiples Illiquidity Discount	0.59x (0.18x – 1.18x) (1% – 30%)

	$6,667,124	Market and Company Comparables	EV Multiples Illiquidity Discount	0.59x (0.18x – 1.18x) 30%
Common Stock:

Aerospace & Defense	$134,545	Market and Company Comparables	EV Multiples	0.77x (0.44x – 1.70x) 7.97x (3.24x – 16.45x) 0.57x (0.39x – 0.87x)

			M&A Transaction Multiples Illiquidity Discount	0.92x (0.43x – 1.96x) 40%
Warrants:

Advertising	$80,816	Market and Company Comparables	EV Multiples	1.79x (1.06x – 7.42x) 10.53x (5.11x – 34.89x)

		Black-Scholes Model	Volatility Implied Price	34.34% $43.34

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	37

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2020 (unaudited) (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2020 was $(5,990,080). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

38	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 40.8%
	Airlines – 0.9%
$1,860	American Airlines Group, Inc., 6.50%, 7/1/25	$1,800,621
3,130	Southwest Airlines Co., 1.25%, 5/1/25	4,170,149
		5,970,770
	Apparel & Textiles – 0.9%
11,140	Iconix Brand Group, Inc., 5.75%, 8/15/23	5,848,500
	Auto Manufacturers – 2.7%
2,150	Tesla, Inc., 2.00%, 5/15/24	17,245,795
	Banks – 1.4%
4,515	BofA Finance LLC, 0.125%, 9/1/22	5,072,602
3,230	JPMorgan Chase Bank N.A., 0.125%, 1/1/23 (a)(b)	4,096,044
		9,168,646
	Beverages – 0.1%
945	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	401,625
	Biotechnology – 0.9%
3,875	Exact Sciences Corp., 0.375%, 3/1/28	3,589,604
1,945	Insmed, Inc., 1.75%, 1/15/25	1,972,117
		5,561,721
	Building Materials – 1.0%
6,680	Patrick Industries, Inc., 1.00%, 2/1/23	6,576,360
	Commercial Services – 2.1%
2,950	Chegg, Inc., zero coupon, 9/1/26 (a)(b)	3,013,212
6,675	Macquarie Infrastructure Corp., 2.00%, 10/1/23	6,091,016
2,960	Square, Inc., 0.125%, 3/1/25 (a)(b)	4,509,343
		13,613,571
	Computers – 1.7%
125	Pure Storage, Inc., 0.125%, 4/15/23	121,115
8,865	Western Digital Corp., 1.50%, 2/1/24	8,582,606
1,855	Zscaler, Inc., 0.125%, 7/1/25 (a)(b)	2,242,138
		10,945,859
	Diversified Financial Services – 0.4%
2,480	LendingTree, Inc., 0.50%, 7/15/25 (a)(b)	2,431,950
	Electronics – 2.5%
1,075	Fortive Corp., 0.875%, 2/15/22	1,077,726
3,950	II-VI, Inc., 0.25%, 9/1/22	4,651,580
1,795	OSI Systems, Inc., 1.25%, 9/1/22	1,808,463
1,840	SMART Global Holdings, Inc., 2.25%, 2/15/26 (a)(b)	1,654,896
6,730	Vishay Intertechnology, Inc., 2.25%, 6/15/25	6,579,739
		15,772,404
	Energy-Alternate Sources – 1.5%
2,340	Enphase Energy, Inc., 0.25%, 3/1/25 (a)(b)	2,857,842
7,095	SunPower Corp., 4.00%, 1/15/23	6,486,057
		9,343,899
	Entertainment – 0.2%
1,090	Cinemark Holdings, Inc., 4.50%, 8/15/25 (a)(b)	1,404,082
	Equity Real Estate Investment Trusts (REITs) – 0.5%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,091,172

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	39

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 1.3%
$ 2,470	Insulet Corp., 0.375%, 9/1/26 (a)(b)	$3,005,493
1,725	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(b)	1,949,581
1,850	Natera, Inc., 2.25%, 5/1/27 (a)(b)	3,435,589
		8,390,663
	Healthcare-Services – 0.5%
2,670	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)	3,365,169
	Home Builders – 0.1%
645	Winnebago Industries, Inc., 1.50%, 4/1/25 (a)(b)	709,053
	Insurance – 1.2%
6,005	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	7,566,300
	Internet – 3.7%
1,185	Booking Holdings, Inc., 0.75%, 5/1/25 (a)(b)	1,611,600
1,960	Etsy, Inc., 0.125%, 9/1/27 (a)(b)	2,004,070
1,625	Match Group Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	2,358,529
1,290	Match Group Financeco 3, Inc., 2.00%, 1/15/30 (a)(b)	1,980,638
3,950	Snap, Inc., 0.75%, 8/1/26	5,018,969
5,730	Wayfair, Inc., 0.625%, 10/1/25 (a)(b)	5,909,485
2,590	Zendesk, Inc., 0.625%, 6/15/25 (a)(b)	2,993,069
1,160	Zillow Group, Inc., 1.50%, 7/1/23	1,492,150
		23,368,510
	Investment Companies – 1.1%
7,205	Prospect Capital Corp., 6.375%, 3/1/25	7,241,025
	Leisure – 0.8%
	NCL Corp., Ltd. (a)(b),
2,150	5.375%, 8/1/25	2,486,433
695	6.00%, 5/15/24	1,007,957
1,290	Royal Caribbean Cruises Ltd., 4.25%, 6/15/23 (a)(b)	1,572,858
		5,067,248
	Machinery-Diversified – 0.4%
1,835	Chart Industries, Inc., 1.00%, 11/15/24 (a)(b)	2,450,046
	Media – 1.1%
1,280	DISH Network Corp., 3.375%, 8/15/26	1,265,631
	Liberty Media Corp.,
1,775	1.375%, 10/15/23	2,055,257
3,660	2.75%, 12/1/49 (a)(b)	3,627,761
		6,948,649
	Oil, Gas & Consumable Fuels – 2.1%
2,145	CNX Resources Corp., 2.25%, 5/1/26 (a)(b)	2,416,731
5,415	EQT Corp., 1.75%, 5/1/26 (a)(b)	6,955,172
3,270	Pioneer Natural Resources Co., 0.25%, 5/15/25 (a)(b)	3,987,065
		13,358,968
	Pharmaceuticals – 0.4%
2,640	DexCom, Inc., 0.25%, 11/15/25 (a)(b)	2,820,967
	Pipelines – 2.0%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45	12,680,462
	Retail – 0.7%
2,365	Burlington Stores, Inc., 2.25%, 4/15/25 (a)(b)	2,756,610

40	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Retail (continued)
$ 2,155	Guess?, Inc., 2.00%, 4/15/24	$1,635,186
		4,391,796
	Semiconductors – 1.4%
1,640	Cree, Inc., 1.75%, 5/1/26 (a)(b)	2,498,950
1,545	Inphi Corp., 0.75%, 4/15/25 (a)(b)	1,885,716
	ON Semiconductor Corp.,
1,205	1.00%, 12/1/20	1,440,104
1,715	1.625%, 10/15/23	2,215,783
965	Synaptics, Inc., 0.50%, 6/15/22	1,234,256
		9,274,809
	Software – 5.4%
2,150	Akamai Technologies, Inc., 0.125%, 5/1/25	2,875,465
2,580	Coupa Software, Inc., 0.375%, 6/15/26 (a)(b)	3,388,325
3,815	Datadog, Inc., 0.125%, 6/15/25 (a)(b)	4,565,572
860	Evolent Health, Inc., 1.50%, 10/15/25	682,088
1,840	i3 Verticals LLC, 1.00%, 2/15/25 (a)(b)	1,666,350
2,150	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	1,928,614
1,075	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	1,277,904
2,775	Pluralsight, Inc., 0.375%, 3/1/24	2,525,863
4,470	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	4,956,568
820	Sea Ltd., 2.375%, 12/1/25 (a)(b)	1,529,289
430	ServiceNow, Inc., zero coupon, 6/1/22	1,537,309
4,550	Splunk, Inc., 1.125%, 6/15/27 (a)(b)	5,339,388
1,400	Workday, Inc., 0.25%, 10/1/22	2,357,320
		34,630,055
	Telecommunications – 1.3%
5,985	Infinera Corp., 2.125%, 9/1/24	6,075,672
2,150	Vonage Holdings Corp., 1.75%, 6/1/24	2,205,598
		8,281,270
	Transportation – 0.5%
3,555	Teekay Corp., 5.00%, 1/15/23	2,886,120
Total Convertible Bonds & Notes (cost-$232,332,364)		260,807,464
Corporate Bonds & Notes – 34.0%
	Advertising – 0.1%
715	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	581,249
	Aerospace & Defense – 1.2%
	TransDigm, Inc.,
1,735	5.50%, 11/15/27	1,697,004
4,290	6.50%, 5/15/25	4,332,900
	Triumph Group, Inc. (a)(b),
1,665	6.25%, 9/15/24	1,365,283
480	8.875%, 6/1/24	507,900
		7,903,087
	Airlines – 0.1%
585	American Airlines, Inc., 11.75%, 7/15/25 (a)(b)	562,773
	Auto Components – 1.3%
2,270	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	2,442,214

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	41

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Auto Components (continued)
$ 1,660	American Axle & Manufacturing, Inc., 6.25%, 4/1/25	$1,715,535
2,325	Clarios Global L.P., 8.50%, 5/15/27 (a)(b)	2,472,492
1,770	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,778,850
		8,409,091
	Auto Manufacturers – 1.6%
	Ford Motor Co.,
1,970	9.00%, 4/22/25	2,307,953
1,705	9.625%, 4/22/30	2,237,608
570	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	599,292
1,815	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	1,857,299
3,285	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	3,416,827
		10,418,979
	Chemicals – 1.1%
2,005	Chemours Co., 6.625%, 5/15/23	2,020,027
1,185	Olin Corp., 5.00%, 2/1/30	1,146,268
3,550	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	3,661,955
		6,828,250
	Commercial Services – 1.4%
1,240	Avis Budget Car Rental LLC, 5.75%, 7/15/27 (a)(b)	1,190,599
5,974	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(c)(d)(f)	109,503
1,665	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	1,748,250
3,375	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	3,598,779
1,830	United Rentals North America, Inc., 5.25%, 1/15/30	2,035,820
		8,682,951
	Computers – 0.7%
1,090	Dell International LLC, 7.125%, 6/15/24 (a)(b)	1,132,826
3,365	Vericast Corp., 9.25%, 3/1/21 (a)(b)	3,396,547
		4,529,373
	Containers & Packaging – 0.6%
1,685	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)	1,787,204
1,565	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/27 (a)(b)	1,724,434
		3,511,638
	Distribution/Wholesale – 0.9%
3,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	3,230,512
2,230	Performance Food Group, Inc., 5.50%, 10/15/27 (a)(b)	2,328,856
		5,559,368
	Diversified Financial Services – 3.1%
16,119	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	3,570,311
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$6,000,000; purchased 9/6/18) (a)(b)(h)	6,000,000
1,080	Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28 (a)(b)	1,137,915
	Navient Corp.,
1,880	5.00%, 3/15/27	1,818,411
1,815	6.75%, 6/15/26	1,891,003
	OneMain Finance Corp.,
955	6.625%, 1/15/28	1,091,756
3,865	8.25%, 10/1/23	4,362,213
		19,871,609

42	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Electrical Equipment – 0.6%
$ 2,835	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	$3,111,412
805	WESCO Distribution, Inc., 7.25%, 6/15/28 (a)(b)	899,270
		4,010,682
	Entertainment – 1.7%
3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	1,171,575
1,600	Colt Merger Sub, Inc., 6.25%, 7/1/25 (a)(b)	1,695,528
2,260	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	2,481,514
2,830	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	2,902,491
1,610	Scientific Games International, Inc., 8.25%, 3/15/26 (a)(b)	1,661,254
1,110	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,185,341
		11,097,703
	Food & Beverage – 0.5%
1,165	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(b)	1,304,381
1,325	Kraft Heinz Foods Co., 6.50%, 2/9/40	1,682,733
		2,987,114
	Healthcare-Services – 1.0%
1,880	Centene Corp., 5.375%, 6/1/26 (a)(b)	1,991,625
825	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	870,020
1,275	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	1,371,658
2,215	Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(b)	2,328,840
		6,562,143
	Home Builders – 0.2%
1,145	Picasso Finance Sub, Inc., 6.125%, 6/15/25 (a)(b)	1,226,810
	Internet – 0.5%
1,700	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	1,810,016
1,335	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	1,607,006
		3,417,022
	Iron/Steel – 0.3%
1,335	Cleveland-Cliffs, Inc., 5.875%, 6/1/27	1,226,531
1,330	United States Steel Corp., 6.875%, 8/15/25	977,557
		2,204,088
	Leisure – 0.2%
1,125	Royal Caribbean Cruises Ltd., 11.50%, 6/1/25 (a)(b)	1,305,418
	Lodging – 1.1%
1,050	Boyd Gaming Corp., 8.625%, 6/1/25 (a)(b)	1,158,938
1,155	MGM Resorts International, 6.75%, 5/1/25	1,237,669
1,485	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,543,472
3,230	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	3,203,756
		7,143,835
	Machinery-Construction & Mining – 0.5%
2,855	Terex Corp., 5.625%, 2/1/25 (a)(b)	2,897,625
	Media – 2.3%
1,050	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,031,735
1,705	CSC Holdings LLC, 7.50%, 4/1/28 (a)(b)	1,916,224
	DISH DBS Corp.,
2,130	5.875%, 11/15/24	2,254,472
1,570	7.375%, 7/1/28 (a)(b)	1,667,615

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	43

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Media (continued)
$ 2,850	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	$2,962,574
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (cost-$3,586,663; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(h)(j)	4
2,150	Meredith Corp., 6.875%, 2/1/26	1,872,247
1,640	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	1,732,767
1,145	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,239,852
		14,677,490
	Metal Fabricate/Hardware – 0.4%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,654,105
	Mining – 1.1%
1,100	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)	1,139,881
1,635	Constellium SE, 6.625%, 3/1/25 (a)(b)	1,687,974
1,750	Freeport-McMoRan, Inc., 5.25%, 9/1/29	1,919,207
1,535	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,595,540
835	Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28 (a)(b)	914,325
		7,256,927
	Miscellaneous Manufacturing – 0.3%
1,735	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	1,788,108
	Oil, Gas & Consumable Fuels – 1.7%
1,885	CNX Resources Corp., 7.25%, 3/14/27 (a)(b)	1,983,962
705	Continental Resources, Inc., 4.375%, 1/15/28	678,062
980	EQT Corp., 8.75%, 2/1/30	1,183,154
	Occidental Petroleum Corp.,
1,940	5.55%, 3/15/26	1,933,055
805	6.625%, 9/1/30	829,150
1,935	PBF Holding Co. LLC, 6.00%, 2/15/28 (a)(b)	1,635,317
440	Transocean, Inc., 8.00%, 2/1/27 (a)(b)	136,950
1,750	USA Compression Partners L.P., 6.875%, 9/1/27	1,814,207
590	WPX Energy, Inc., 5.75%, 6/1/26	603,467
		10,797,324
	Paper & Forest Products – 0.2%
1,205	Mercer International, Inc., 7.375%, 1/15/25	1,241,150
	Personal Products – 0.2%
1,105	Edgewell Personal Care Co., 5.50%, 6/1/28 (a)(b)	1,181,129
	Pharmaceuticals – 0.9%
2,000	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	2,202,830
1,640	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(b)	1,802,663
1,710	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(b)	1,864,926
		5,870,419
	Pipelines – 1.1%
1,280	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,358,976
1,100	EQM Midstream Partners L.P., 6.50%, 7/1/27 (a)(b)	1,206,056
2,490	NGL Energy Partners L.P., 7.50%, 4/15/26	1,661,677
	Targa Resources Partners L.P.,
750	6.50%, 7/15/27	811,875
1,750	6.875%, 1/15/29	1,939,219
		6,977,803

44	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Principal Amount (000s)		Value
	Real Estate – 0.5%
$ 3,075	Kennedy-Wilson, Inc., 5.875%, 4/1/24	$3,116,297
	Retail – 0.7%
4,820	Conn’s, Inc., 7.25%, 7/15/22	4,277,750
1,490	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	379,950
		4,657,700
	Semiconductors – 0.5%
2,925	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	3,187,709
	Software – 0.9%
1,230	Logan Merger Sub, Inc., 5.50%, 9/1/27 (a)(b)	1,269,206
2,525	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	2,660,542
1,770	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	1,898,060
		5,827,808
	Telecommunications – 3.9%
	CenturyLink, Inc.,
1,225	5.125%, 12/15/26 (a)(b)	1,272,138
1,735	7.50%, 4/1/24, Ser. Y	1,969,225
1,220	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	1,264,975
3,495	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	3,587,827
6,230	Consolidated Communications, Inc., 6.50%, 10/1/22	6,109,294
	Hughes Satellite Systems Corp.,
1,130	6.625%, 8/1/26	1,283,748
3,500	7.625%, 6/15/21	3,635,625
2,580	Sprint Communications, Inc., 11.50%, 11/15/21	2,879,603
2,100	Sprint Corp., 7.625%, 3/1/26	2,585,793
		24,588,228
	Toys/Games/Hobbies – 0.1%
610	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	664,961
	Transportation – 0.5%
1,160	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (a)(b)	1,241,223
1,610	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	1,618,533
		2,859,756
Total Corporate Bonds & Notes (cost-$235,789,049)		217,057,722

Shares
Convertible Preferred Stock – 22.3%
	Auto Components – 0.7%
42,465	Aptiv PLC, 5.50%, 6/15/23, Ser. A	4,660,109
	Banks – 4.9%
9,140	Bank of America Corp., 7.25%, Ser. L (e)	13,664,574
12,835	Wells Fargo & Co., 7.50%, Ser. L (e)	17,718,718
		31,383,292
	Chemicals – 0.8%
106,705	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	4,844,407
	Diversified Financial Services – 1.3%
1,730	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(b)	2,517,150
124,400	AMG Capital Trust II, 5.15%, 10/15/37	5,561,649
		8,078,799

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	45

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Shares		Value
	Electric Utilities – 2.7%
	NextEra Energy, Inc.,
81,355	4.872%, 9/1/22	$4,458,254
65,585	5.279%, 3/1/23	3,122,502
22,620	PG&E Corp., 5.50%, 8/16/23	2,190,973
40,225	Sempra Energy, 6.00%, 1/15/21, Ser. A	4,092,894
69,575	Southern Co., 6.75%, 8/1/22, Ser. 2019	3,130,875
		16,995,498
	Electronics – 0.9%
6,550	Fortive Corp., 5.00%, 7/1/21, Ser. A	5,984,473
	Environmental Services – 0.5%
61,650	GFL Environmental Inc., 6.00%, 3/15/23	2,921,594
	Equity Real Estate Investment Trusts (REITs) – 2.8%
275,485	Ready Capital Corp., 7.00%, 8/15/23	6,526,240
476,235	RLJ Lodging Trust, 1.95%, Ser. A (e)	11,520,124
		18,046,364
	Healthcare-Products – 3.3%
63,980	Avantor, Inc., 6.25%, 5/15/22, Ser. A	4,695,492
54,045	Boston Scientific Corp., 5.50%, 6/1/23, Ser. A	6,315,699
	Danaher Corp.,
6,575	4.75%, 4/15/22, Ser. A	9,414,151
645	5.00%, 4/15/23, Ser. B	790,260
		21,215,602
	Insurance – 0.6%
33,905	Assurant, Inc., 6.50%, 3/15/21, Ser. D	3,987,906
	Pharmaceuticals – 0.7%
49,410	Becton Dickinson and Co., 6.00%, 6/1/23, Ser. B	2,639,976
38,425	Elanco Animal Health, Inc., 5.00%, 2/1/23	1,779,462
		4,419,438
	Semiconductors – 2.4%
12,265	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	15,088,403
	Telecommunications – 0.7%
4,040	2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (a)(b)	4,485,673
Total Convertible Preferred Stock (cost-$125,197,363)		142,111,558
Preferred Stock (a)(d)(f)(i)(j) – 1.1%
	Media – 1.1%
3,554	LiveStyle, Inc., Ser. A	531,323
76,572	LiveStyle, Inc., Ser. B (g)	6,667,124
5,000	LiveStyle, Inc., Ser. B	50
Total Preferred Stock (cost-$12,855,447)		7,198,497
Common Stock (d)(f)(i) – 0.0%
	Aerospace & Defense – 0.0%
6,354	Erickson, Inc.	103,062
	Banks – 0.0%
42,233	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (h)	4
21,429	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (g)(h)	2
		6

46	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

Shares		Value
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(g)(j)	$9
Total Common Stock (cost-$5,471,183)		103,077

Units
Warrants (d)(f)(i) – 0.0%
	Advertising – 0.0%
12,009	Affinion Group Holdings, Inc., exercise price $67.12 expires 4/1/24 (cost-$2,371,020; purchased 4/10/19) (h)	62,206
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(j)	2
Total Warrants (cost-$2,371,020)		62,208

Principal Amount (000s)
	Repurchase Agreements – 1.8%
$11,766	State Street Bank and Trust Co., dated 8/31/20, 0.00%, due 9/1/20, proceeds $11,766,000; collateralized by U.S. Treasury Bonds, 2.875%, due 11/15/46, valued at $12,001,385 including accrued interest (cost-$11,766,000)	11,766,000
Total Investments (cost-$625,782,426) – 100.0%		639,106,526
Other assets in excess of liabilities		2,894,567
Preferred Shares		(271,525,000)
Net Assets Applicable to Common Shareholders		$370,476,093

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $261,672,727, representing 40.9% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $254,474,219, representing 39.8% of total investments.

(c)	In default.

(d)	Fair-Valued–Securities with an aggregate value of $11,043,600, representing 1.7% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Affiliated security.

(h)	Restricted. The aggregate cost of such securities is $11,957,683. The aggregate value is $6,062,216, representing 0.9% of total investments.

(i)	Non-income producing.

(j)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.1% of total investments.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	47

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

(k)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/20
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$260,807,464	$–	$260,807,464
Corporate Bonds & Notes:

Commercial Services	–	8,573,448	109,503	8,682,951

Diversified Financial Services	–	16,301,298	3,570,311	19,871,609

Media	–	14,677,486	4	14,677,490

All Other	–	173,825,672	–	173,825,672
Convertible Preferred Stock:

Diversified Financial Services	–	8,078,799	–	8,078,799

Telecommunications	–	4,485,673	–	4,485,673

All Other	129,547,086	–	–	129,547,086
Preferred Stock	–	–	7,198,497	7,198,497
Common Stock	–	–	103,077	103,077
Warrants	–	–	62,208	62,208
Repurchase Agreements	–	11,766,000	–	11,766,000
Totals	$129,547,086	$498,515,840	$11,043,600	$639,106,526

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$109,503	$ –		$ –	$ –	$ –

Diversified Financial Services	6,461,280	822,192	†	–	46,025	–

Media	4	–		–	–	–
Preferred Stock:

Media	8,194,082	–		–	–	–
Common Stock:

Aerospace & Defense	113,419	–		–	–	–

Banks	6	–		–	–	–

Media	9	–		–	–	–
Warrants:

Advertising	15,611	–		–	–	–

Media	2	–		–	–	–
Totals	$14,893,916	$822,192		$ –	$46,025	$ –

48	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/20
Investments in Securities – Assets
Corporate Bonds & Notes:

Commercial Services	$ –	$ –	$ –	$109,503

Diversified Financial Services	(3,759,186)	–	–	3,570,311

Media	–	–	–	4
Preferred Stock:

Media	(995,585)	–	–	7,198,497
Common Stock:

Aerospace & Defense	(10,357)	–	–	103,062

Banks	–	–	–	6

Media	–	–	–	9
Warrants:

Advertising	46,595	–	–	62,206

Media	–	–	–	2
Totals	$(4,718,533)	$ –	$ –	$11,043,600

†	Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2020:

	Ending Balance at 8/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities – Assets
Corporate Bonds & Notes:

Diversified Financial Services	$3,570,311	Market and Company Comparables	EV Multiples Illiquidity Discount	0.93x (0.53x – 1.54x) 2.90x (0.79x – 4.44x) 0.58x (0.38x – 0.67x) 20%
Preferred Stock:

Media	$531,323	Market and Company Comparables	EV Multiples Illiquidity Discount	0.59x (0.18x – 1.18x) (1% – 30%)

	$6,667,124	Market and Company Comparables	EV Multiples Illiquidity Discount	0.59x (0.18x – 1.18x) 30%
Common Stock:

Aerospace & Defense	$103,062	Market and Company Comparables	EV Multiples	0.77x (0.44x – 1.70x) 7.97x (3.24x – 16.45x) 0.57x (0.39x – 0.87x)

			M&A Transaction Multiples Illiquidity Discount	0.92x (0.43x – 1.96x) 40%
Warrants:

Advertising	$62,206	Market and Company Comparables	EV Multiples	1.79x (1.06x – 7.42x) 10.53x (5.11x – 34.89x)

		Black-Scholes Model	Volatility Implied Price	34.34% $43.34

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	49

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited) (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2020, was $(4,718,533). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations

Glossary:

PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

50	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

	Artificial Intelligence & Technology Opportunities	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Assets:

Investments, at value, including securities on loan of $18,111,406, $53,586,150, $23,642,887 and $0 respectively (cost-$777,908,124, $249,110,029, $814,923,417 and $618,275,409, respectively)	$892,438,522	$246,965,097	$831,812,140	$632,439,391
Investments in Affiliates, at value (cost-$0, $0, $7,507,017 and $7,507,017, respectively)	–	–	6,667,141	6,667,135
Cash	781	59,059	872	533
Receivable for investments sold	1,893,892	611,484	610,064	465,303
Interest and dividends receivable	1,567,118	2,037,403	8,568,346	6,522,082
Investments in Affiliated Funds – Trustees Deferred Compensation Plan (see Note 3)	–	20,337	160,330	122,020
Deferred offering costs (see Note 11)	–	–	186,420	173,632
Prepaid expenses	32,957	14,203	84,975	40,732
Total Assets	895,933,270	249,707,583	848,090,288	646,430,828

Liabilities:

Loan payable (See Note 7)	30,000,000	69,700,000	28,851,500	–
Payable for investments purchased	4,896,989	1,817,500	–	–
Dividends payable to common and preferred shareholders	3,718,225	839,892	4,759,533	3,835,579
Investment management fees payable	836,970	146,223	461,299	351,498
Loan interest payable	9,978	48,167	19,938	–
Trustees Deferred Compensation Plan payable (see Note 3)	–	20,337	160,330	122,020
Accrued expenses	133,589	94,764	140,410	120,638
Total Liabilities	39,595,751	72,666,883	34,393,010	4,429,735
Auction-Rate Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 0, 0, 8931 and 6,501 shares issued and outstanding, respectively)	–	–	223,275,000	162,525,000
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 0, 0, 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	–	–	100,000,000	109,000,000
Net Assets Applicable to Common Shareholders	$856,337,519	$177,040,700	$490,422,278	$370,476,093

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$343	$183	$904	$761
Paid-in-capital in excess of par	686,462,357	178,895,181	759,682,389	582,307,654
Total distributable earnings (loss)	169,874,819	(1,854,664)	(269,261,015)	(211,832,322)
Net Assets Applicable to Common Shareholders	$856,337,519	$177,040,700	$490,422,278	$370,476,093
Common Shares Issued and Outstanding	34,323,135	18,258,516	90,373,569	76,115,749
Net Asset Value Per Common Share	$24.95	$9.70	$5.43	$4.87

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	51

Statements of Operations

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Six Months ended August 31, 2020 (unaudited)

	Artificial Intelligence & Technology Opportunities	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Investment Income:

Interest	$1,695,796	$5,336,911	$16,269,092	$12,451,594
Dividends (net of foreign withholding taxes of $10,053, $0, $0 and $0, respectively)	2,666,810	–	5,499,615	4,167,118
Miscellaneous	–	18,751	–	–
Total Investment Income	4,362,606	5,355,662	21,768,707	16,618,712

Expenses:
Investment management	4,556,529	881,776	2,720,355	2,074,838
Legal	80,188	23,749	46,937	46,023
Custodian and accounting agent	62,965	57,007	64,791	56,256
Audit and tax services	43,541	46,418	58,632	63,218
Shareholder communications	40,955	15,615	46,524	38,651
Trustees	21,350	5,756	15,486	11,719
Transfer agent	12,804	12,703	14,710	14,710
Loan interest	9,978	400,771	165,895	–
New York Stock Exchange listing	7,701	7,313	22,566	19,122
Line of credit commitment	5,938	–	–	–
Insurance	3,502	4,569	8,677	7,129
Auction agent and commissions	–	–	108,391	86,796
Miscellaneous	5,727	2,007	24,930	31,944
Total Expenses	4,851,178	1,457,684	3,297,894	2,450,406

Net Investment Income (Loss)	(488,572)	3,897,978	18,470,813	14,168,306

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on investments	58,265,392	(2,651,735)	(33,672,325)	(25,596,334)
Net change in unrealized appreciation/depreciation of:
Investments	138,054,030	912,684	52,127,416	39,499,975
Investments in Affiliates	–	–	(990,076)	(990,076)
Net realized and change in unrealized gain (loss)	196,319,422	(1,739,051)	17,465,015	12,913,565
Net Increase in Net Assets Resulting from Investment Operations	195,830,850	2,158,927	35,935,828	27,081,871
Dividends on Preferred Shares from Net Investment Income	–	–	(3,219,170)	(3,290,528)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$195,830,850	$2,158,927	$32,716,658	$23,791,343

52	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Artificial Intelligence & Technology Opportunities Fund

	Six Months ended August 31, 2020 (unaudited)	Period from October 31, 2019* through February 29, 2020
Investment Operations:

Net investment loss	$(488,572)	$(339,951)
Net realized gain	58,265,392	31,371,579
Net change in unrealized appreciation/depreciation	138,054,030	(23,523,632)
Net increase in net assets resulting from investment operations	195,830,850	7,507,996

Total Distributions to Shareholders	(22,309,351)	(11,154,676)

Share Transactions:

Net proceeds from shares issued in offering	–	686,362,700
Total increase in net assets	173,521,499	682,716,020

Net Assets:

Beginning of period	682,816,020	100,000
End of period	$856,337,519	$682,816,020

Shares Activity:

Shares outstanding, beginning of period	34,323,135	5,000
Shares issued	–	34,318,135
Shares outstanding, end of period	34,323,135	34,323,135

* Commencement of operations.

– May reflect actual amounts rounding to less than $1.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	53

Statements of Changes in Net Assets

AllianzGI Convertible & Income 2024 Target Term Fund

	Six Months ended August 31, 2020 (unaudited)	Year ended February 29, 2020
Investment Operations:

Net investment income	$3,897,978	$7,800,171
Net realized gain (loss)	(2,651,735)	3,582,892
Net change in unrealized appreciation/depreciation	912,684	1,283,009
Net increase in net assets resulting from investment operations	2,158,927	12,666,072

Total Distributions to Shareholders	(5,039,143)	(10,077,871)

Share Transactions:

Issued in reinvestment of distributions	13,559	–
Total increase (decrease) in net assets	(2,866,657)	2,588,201

Net Assets:

Beginning of period	179,907,357	177,319,156
End of period	$177,040,700	$179,907,357

Shares Activity:

Shares outstanding, beginning of period	18,257,012	18,257,012
Shares issued in reinvestment of distributions	1,504	–
Shares outstanding, end of period	18,258,516	18,257,012

– May reflect actual amounts rounding to less than $1.

54	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Six Months ended August 31, 2020 (unaudited)	Year ended February 29, 2020
Investment Operations:

Net investment income	$18,470,813	$47,085,743
Net realized loss	(33,672,325)	(3,077,153)
Net change in unrealized appreciation/depreciation	51,137,340	954,471
Net increase in net assets resulting from investment operations	35,935,828	44,963,061

Dividends on Preferred Shares from Net Investment Income	(3,219,170)	(12,457,776)

Net increase in net assets applicable to common shareholders resulting from investment operations	32,716,658	32,505,285

Distributions to Common Shareholders from:

Distributable earnings	(23,948,996)	(37,568,976)
Return of capital	–	(20,275,298)
Total distributions to common shareholders	(23,948,996)	(57,844,274)

Common Share Transactions:

Reinvestment of distributions	21,612	4,324,311
Total increase (decrease) in net assets applicable to common shareholders	8,789,274	(21,014,678)

Net Assets Applicable to Common Shareholders:

Beginning of period	481,633,004	502,647,682
End of period	$490,422,278	$481,633,004

Common Shares Activity:

Common shares outstanding, beginning of period	90,369,581	89,613,563
Common shares issued in reinvestment of distributions	3,988	756,018
Common shares outstanding, end of period	90,373,569	90,369,581

– May reflect actual amounts rounding to less than $1.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	55

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Six Months ended August 31, 2020 (unaudited)	Year ended February 29, 2020
Investment Operations:

Net investment income	$14,168,306	$36,317,754
Net realized loss	(25,596,334)	(2,433,448)
Net change in unrealized appreciation/depreciation	38,509,899	793,357
Net increase in net assets resulting from investment operations	27,081,871	34,677,663

Dividends on Preferred Shares from Net Investment Income	(3,290,528)	(10,974,665)

Net increase in net assets applicable to common shareholders resulting from investment operations	23,791,343	23,702,998

Distributions to Common Shareholders from:

Distributable earnings	(17,696,912)	(27,490,452)
Return of capital	–	(14,454,556)
Total distributions to common shareholders	(17,696,912)	(41,945,008)

Common Share Transactions:

Reinvestment of distributions	–	2,723,158
Total increase (decrease) in net assets applicable to common shareholders	6,094,431	(15,518,852)

Net Assets Applicable to Common Shareholders:

Beginning of period	364,381,662	379,900,514
End of period	$370,476,093	$364,381,662

Common Shares Activity:

Common shares outstanding, beginning of period	76,115,749	75,583,392
Common shares issued in reinvestment of distributions	–	532,357
Common shares outstanding, end of period	76,115,749	76,115,749

– May reflect actual amounts rounding to less than $1.

56	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Convertible & Income 2024 Target Term Fund

Six Months ended August 31, 2020 (unaudited)

Increase (Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$2,158,927

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(133,464,468)
Proceeds from sales of long-term investments	135,255,200
Purchases of short-term portfolio investments, net	(47,595)
Net change in unrealized appreciation/depreciation	(912,684)
Net amortization/accretion on investments	(386,159)
Net realized loss	2,651,735
Increase in payable for investments purchased	342,131
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(1,960)
Increase in Trustees Compensation Plan payable	1,960
Increase in receivable for investments sold	(611,484)
Decrease in interest and dividends receivable	188,869
Increase in prepaid expenses	(11,059)
Increase in investment management fees payable	5,377
Decrease in accrued expenses and other liabilities	(99,114)
Decrease in loan interest payable	(77,550)
Net cash provided by operating activities	4,992,126

Cash Flows used for Financing Activities:
Cash dividends paid	(5,025,515)
Net cash used for financing activities	(5,025,515)
Net decrease in cash	(33,389)

Cash:
Beginning of period	92,448
End of period	$59,059

Supplemental Disclosure of Cash Flow Information:
Interest expense paid on loan	$478,321

* Statement of Cash Flows is not required for Artificial Intelligence & Technology Opportunities, Convertible & Income and Convertible & Income II.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	57

Financial Highlights

AllianzGI Artificial Intelligence & Technology Opportunities Fund

For a share outstanding throughout each period:

	Six Months ended August 31, 2020 (unaudited)	Period from October 31, 2019* through February 29, 2020
Net asset value, beginning of period	$19.89	$20.00
Investment Operations:

Net investment loss	(0.01)	(0.01)
Net realized and change in unrealized gain (loss)	5.72	0.23
Total from investment operations	5.71	0.22
Distributions to Shareholders from Net Realized Gains	(0.65)	(0.33)

Net asset value, end of period	$24.95	$19.89
Market price, end of period	$22.02	$17.72
Total Investment Return (1)	28.56%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$856,338	$682,816
Ratio of expenses to average net assets, including interest expense (2)(4)	1.33%	1.34	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.33%	1.34	%(3)
Ratio of net investment loss to average net assets (2)	(0.13)%	(0.15	)%(3)
Portfolio turnover rate	55%	56%

*	Commencement of operations.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Annualized, unless otherwise noted.
(3)	Certain expenses incurred by the Fund were not annualized.
(4)	Interest expense relates to participation in the debt financing (See Note 7).

58	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income 2024 Target Term Fund

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2020 (unaudited)		Year ended		Period from June 30, 2017* through February 28, 2018
			February 29, 2020	February 28, 2019
Net asset value, beginning of period	$9.85		$9.71	$9.79	$9.84	**
Investment Operations:

Net investment income	0.21		0.43	0.48	0.35
Net realized and change in unrealized gain (loss)	(0.08)		0.26	(0.01)	(0.06)
Total from investment operations	0.13		0.69	0.47	0.29
Dividends and Distributions to Shareholders from:

Net investment income	(0.12)		(0.44)	(0.50)	(0.32)
Net realized gains	(0.16)		(0.11)	(0.05)	–
Total dividends and distributions to shareholders	(0.28)		(0.55)	(0.55)	(0.32)
Share Transactions:

Capital charge resulting from issuance of common shares and related offering costs	–		–	–	(0.02)
Net asset value, end of period	$9.70		$9.85	$9.71	$9.79
Market price, end of period	$9.17		$9.14	$9.00	$9.22
Total Investment Return (1)	3.58%		7.63%	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$177,041		$179,907	$177,319	$178,760
Ratio of expenses to average net assets, including interest expense (4)(5)	1.77	%(2)	2.38%	2.60%	2.14	%(2)(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	1.28	%(2)	1.31%	1.36%	1.23	%(2)(3)
Ratio of net investment income to average net assets (5)	4.73	%(2)	4.34%	4.94%	5.47	%(2)(3)
Portfolio turnover rate	59%		86%	116%	66%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
**	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Annualized, unless otherwise noted.
(3)	Certain expenses incurred by the Fund were not annualized.
(4)	Interest expense relates to participation in the debt financing (See Note 7).
(5)	Inclusive of excise tax expense of 0.07%, 0.08% and 0.02% (not annualized) for the year ended February 29, 2020, February 28, 2019 and the period ended February 28, 2018, respectively.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	59

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2020 (unaudited)	Year ended
		February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016
Net asset value, beginning of period	$5.33	$5.61	$6.54	$6.86	$5.50	$8.44
Investment Operations:

Net investment income	0.20	0.52	0.56	0.69	0.73	0.83
Net realized and change in unrealized gain (loss)	0.21	(0.02)	(0.64)	(0.16)	1.44	(2.83)
Total from investment operations	0.41	0.50	(0.08)	0.53	2.17	(2.00)
Dividends on Preferred Shares from Net Investment Income: (1)	(0.04)	(0.14)	(0.12)	(0.07)	(0.03)	(0.01)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.37	0.36	(0.20)	0.46	2.14	(2.01)
Dividends and Distributions to Common Shareholders from:

Net investment income	(0.27)	(0.42)	(0.50)	(0.77)	(0.78)	(0.93)
Return of capital	–	(0.22)	(0.28)	(0.01)	–	–
Total dividends and distributions to common shareholders	(0.27)	(0.64)	(0.78)	(0.78)	(0.78)	(0.93)
Preferred Share Transactions:

Accretion to net asset value, resulting from tender offer of Auction- Rate Preferred Shares	–	–	0.09	–	–	–
Capital Change resulting from issuance of Cumulative Preferred Shares and related offering costs	–	–	(0.04)	–	–	–
Net asset value, end of period	$5.43	$5.33	$5.61	$6.54	$6.86	$5.50
Market price, end of period	$4.89	$5.10	$6.24	$6.93	$6.93	$4.92
Total Investment Return (2)	2.03%	(8.51)%	2.00%	12.22%	59.15%	(38.23)%

60	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period^: (continued)

	Six Months ended August 31, 2020 (unaudited)		Year ended
			February 29, 2020	February 28, 2019		February 28, 2018	February 28, 2017		February 29, 2016
RATIOS/SUPPLEMENTAL DATA:

Net assets, applicable to common shareholders, end of period (000s)	$490,422		$481,633	$502,648		$580,867	$605,194		$484,512
Ratio of expenses to average net assets, including interest expense (3)(4)	1.56	%(5)	1.53%	1.56	%(6)	1.28%	1.36	%(7)	1.26	%(7)
Ratio of expenses to average net assets, excluding interest expense (3)(4)	1.48	%(5)	1.37%	1.39	%(6)	1.28%	1.36	%(7)	1.26	%(7)
Ratio of net investment income to average net assets (4)	8.75	%(5)	9.30%	9.22	%(6)	10.32%	11.33	%(7)	11.51	%(7)
Auction-Rate Preferred shares asset coverage per share	$62,819	(8)	$62,132 (8)	$63,752	(8)	$65,668	$67,376		$58,927
Cumulative Preferred shares asset coverage per share	$63	(8)	$62 (8)	$64	(8)	$–	$–		$–
Cumulative Preferred shares average market value	$25.45	(9)	$25.81 (9)	$24.46	(9)	$–	$–		$–
Portfolio turnover rate	43%		35%	41%		34%	28%		51%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(3)	Interest expense relates to participation in the debt financing (See Note 7).
(4)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(5)	Annualized, unless otherwise noted.
(6)	Inclusive of tender offer expenses of 0.03%.
(7)	Inclusive of excise tax expense of 0.03% and less than 0.005% for the years ended February 28, 2017 and February 29, 2016 respectively.
(8)	Asset coverage per share is calculated by combining all preferred shares.
(9)	Based on daily closing market prices.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	61

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period^:

	Six Months ended August 31, 2020 (unaudited)	Year ended
		February 29, 2020	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016
Net asset value, beginning of period	$4.79	$5.03	$5.87	$6.14	$4.89	$7.56
Investment Operations:

Net investment income	0.19	0.48	0.50	0.62	0.66	0.75
Net realized and change in unrealized gain (loss)	0.16	(0.03)	(0.57)	(0.14)	1.30	(2.55)
Total from investment operations	0.35	0.45	(0.07)	0.48	1.96	(1.80)
Dividends on Preferred Shares from Net Investment Income (1)	(0.04)	(0.14)	(0.12)	(0.06)	(0.02)	(0.01)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.31	0.31	(0.19)	0.42	1.94	(1.81)
Dividends and Distributions to Common Shareholders from:

Net investment income	(0.23)	(0.36)	(0.45)	(0.61)	(0.69)	(0.86)
Return of capital	–	(0.19)	(0.24)	(0.08)	–	–
Total dividends and distributions to common shareholders	(0.23)	(0.55)	(0.69)	(0.69)	(0.69)	(0.86)
Preferred Share Transactions:

Accretion to net asset value, resulting from tender offer of Auction- Rate Preferred Shares	–	–	0.09	–	–	–
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	–	–	(0.05)	–	–	–
Net asset value, end of period	$4.87	$4.79	$5.03	$5.87	$6.14	$4.89
Market price, end of period	$4.36	$4.54	$5.44	$6.10	$6.17	$4.46
Total Investment Return (2)	1.94%	(6.98)%	1.14%	10.84%	56.31%	(40.34)%

62	Semiannual Report	| August 31, 2020 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period^: (continued)

	Six Months ended August 31, 2020 (unaudited)		Year ended
			February 29, 2020	February 28, 2019		February 28, 2018	February 28, 2017	February 29, 2016
RATIOS/SUPPLEMENTAL DATA:

Net assets, applicable to common shareholders, end of period (000s)	$370,476		$364,382	$379,901		$440,106	$456,985	$363,991
Ratio of expenses to average net assets, including interest expense (3)(4)	1.54	%(6)	1.41%	1.53	%(5)	1.32%	1.37%	1.28%
Ratio of expenses to average net assets, excluding interest expense (3)(4)	1.54	%(6)	1.41%	1.44	%(5)	1.32%	1.37%	1.28%
Ratio of net investment income to average net assets (3)	8.88	%(6)	9.48%	9.28	%(5)	10.31%	11.46%	11.58%
Preferred shares asset coverage per share	$58,988	(7)	$58,421 (7)	$59,845	(7)	$65,147	$66,691	$58,208
Cumulative Preferred shares asset coverage per share	$59	(7)	$58 (7)	$60	(7)	$–	$–	$–
Cumulative Preferred shares average market value	$25.16	(8)	$25.39 (8)	$24.04	(8)	$–	$–	$–
Portfolio turnover rate	43%		35%	41%		33%	28%	51%

^	A “–” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding.
(2)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(4)	Interest expense relates to participation in the debt financing (See Note 7).
(5)	Inclusive of tender offer expenses of 0.04%.
(6)	Annualized, unless otherwise noted.
(7)	Asset coverage per share is calculated by combining all preferred shares.
(8)	Based on daily closing market prices.

See accompanying Notes to Financial Statements	| August 31, 2020 |	Semiannual Report	63

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Artificial Intelligence & Technology Opportunities Fund (Artificial Intelligence & Technology Opportunities), AllianzGI Convertible & Income 2024 Target Term Fund (“Convertible & Income 2024 Target Term”), AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) and (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on October 31, 2019, Artificial Intelligence & Technology Opportunities had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder and the sale and issuance of 5,000 shares at an aggregate price of $100,000 to Allianz Asset Management of America L.P. (“AAM”). Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II are each organized and registered as diversified, closed-end management investment companies under the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Funds’ investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Artificial Intelligence & Technology Opportunities’ investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Fund has a limited term feature pursuant to which it intends to terminate on or about October 29, 2031 (the “Dissolution Date”). Under certain circumstances the Fund’s Board of Trustees may, without shareholder approval, extend the Dissolution Date by as much as eighteen months after the initial Dissolution Date, which date would then become the Dissolution Date. Each common shareholder would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund (the Fund is not a “target term” fund and will not seek to return the Fund’s initial public offering price per share). Within twelve months prior to Dissolution Date, the Fund may conduct a tender offer to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer. Following the completion of the tender offer, if the Fund has at least $200 million of net assets, the Board of Trustees of each Fund (together, the “Board”) may eliminate the Dissolution Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and seventy-five percent of the Continuing Trustees (as such term is defined in the Fund’s organizational documents). If the tender offer would result in Fund assets below $200 million, the tender offer will be canceled and the Fund will terminate as scheduled.

Convertible & Income 2024 Target Term’s investment objectives are to provide a high

64	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

level of income and to return at least $9.835 per common share (the original net asset value per common share of beneficial interest before deducting offering costs of $0.02 per share) (the “Original NAV”) to holders of common shares on or about September 1, 2024 (the “Termination Date”). The objective to return Convertible & Income 2024 Target Term’s Original NAV is not an express or implied guarantee obligation of Convertible & Income 2024 Target Term, the Investment Manager or any other entity, and an investor may receive less than the Original NAV upon termination of Convertible & Income 2024 Target Term. Convertible & Income 2024 Target Term attempts to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to the then-record holders of common shares, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term.

Convertible & Income and Convertible & Income II each have an investment objective to provide total return through a combination of capital appreciation and high current income. Convertible & Income and Convertible & Income II attempt to achieve this objective by investing in a portfolio of domestic convertible securities and non-convertible income-producing securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds’ maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of the securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the

August 31, 2020	| Semiannual Report	65

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

NAV as reported on each business day, and under normal circumstances. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Funds’ Valuation

Committee may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

66	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Funds is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third- party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Funds may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
∎

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

∎

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended August 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of

August 31, 2020	| Semiannual Report	67

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds

68	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-

August 31, 2020	| Semiannual Report	69

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of August 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare distributions to common shareholders monthly. The distributions by Artificial Intelligence & Technology and Convertible & Income 2024 Target Term may be comprised in varying portions of net investment income, capital gains, including short-term or long-term capital gains, and return of capital. Artificial Intelligence & Technology and Convertible & Income 2024 Target Term may distribute some or all net realized long-term capital gains not previously distributed, if any, at least annually. The distributions by Convertible & Income and Convertible & Income II may be comprised in varying proportions of net investment income and return of capital. Convertible & Income and Convertible & Income II distribute net realized capital gains, if any, at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. As of August 31, 2020, it is anticipated that each of Convertible & Income and Convertible & Income II will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

70	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing.

Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they

August 31, 2020	| Semiannual Report	71

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Convertible & Income 2024 Target Term’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Artificial Intelligence & Technology Opportunities, Convertible & Income and Convertible & Income II do not require a Statement of Cash Flows.

(k) Loan Interest Expense

Loan interest expense relates to amounts borrowed under each Fund’s respective SSB Facility (See Note 7). Loan interest expense is recorded as it is incurred.

(l) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty

72	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies (continued)

defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of August 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) New Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks. Additionally, Artificial

Intelligence & Technology Opportunities and Convertible & Income 2024 Target Term are exposed to limited term risk and Artificial Intelligence & Technology Opportunities is exposed to risks associated with artificial intelligence and technology companies.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable

August 31, 2020	| Semiannual Report	73

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

2. Principal Risks (continued)

or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be

74	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

2. Principal Risks (continued)

short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Manager or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out each Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the respective Fund.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, Convertible & Income and Convertible & Income II have auction-rate and cumulative preferred shares outstanding. As discussed further in Note 7, the Funds have entered into a liquidity facility. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Artificial Intelligence & Technology Opportunities is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends to terminate on or about the Dissolution Date, as described under Note 1 above. The Fund is not a so called “target date”

August 31, 2020	| Semiannual Report	75

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

2. Principal Risks (continued)

or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective.

In addition, Artificial Intelligence & Technology Opportunities is exposed to risks associated with companies involved in, or exposed to artificial intelligence related businesses and the technology sector. Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Moreover, companies in the technology sector are subject to risks such as short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.

Convertible & Income 2024 Target Term is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends, on or about September 1, 2024, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to its then record shareholders, unless the term is extended by the Fund’s Board (for up to six months) and absent Trustee and shareholder approval to amend the limited term. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security has entered into default or bankruptcy, or otherwise is in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, this is not a guarantee and the Fund may not be successful in achieving this objective. There can be no assurance that the Fund will be able to return the Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund, the Investment Manager or any other entity.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and

76	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

2. Principal Risks (continued)

legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

3. Investment Manager & Deferred Compensation

(a) Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreements, Artificial Intelligence & Technology Opportunities pays the Investment Manager an annual management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets. Pursuant to its Agreement, Convertible & Income 2024 Target Term pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.75% of its average daily total managed assets. Total managed assets for Artificial Intelligence & Technology Opportunities and for Convertible & Income 2024 Target Term refer to the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Pursuant to their Agreements, Convertible & Income and Convertible & Income II, pay the Investment Manager an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets for Convertible & Income and Convertible & Income II refer to the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or

August 31, 2020	| Semiannual Report	77

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

3. Investment Manager & Deferred Compensation (continued)

a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service to the Funds in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of the Allianz-Sponsored Funds reopens the program to new deferrals. Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

4. Investments in Securities

For the six months ended August 31, 2020, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Artificial Intelligence & Technology Opportunities	$401,999,018	$385,749,651
Convertible & Income 2024 Target Term	133,464,468	135,255,200
Convertible & Income	319,351,228	334,354,019
Convertible & Income II	245,705,595	254,924,923

5. Income Tax Information

At August 31, 2020, the aggregate cost basis and net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Artificial Intelligence & Technology Opportunities	$778,122,237	$126,919,319	$12,603,034	$114,316,285
Convertible & Income 2024 Target Term	250,856,621	6,655,880	10,547,404	(3,891,524)
Convertible & Income	827,493,477	88,594,291	77,608,487	10,985,804
Convertible & Income II	629,837,419	67,706,315	58,437,208	9,269,107

(1)	Differences between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

6. Auction-Rate Preferred Shares

Convertible & Income has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares

Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E

78	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

6. Auction-Rate Preferred Shares (continued)

outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended August 31, 2020, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income and Convertible & Income II ranged from:

	High	Low	At August 31, 2020
Series A	2.372%	0.060%	0.180%

Series B	2.357%	0.075%	0.160%

Series C	2.372%	0.075%	0.160%

Series D	2.372%	0.060%	0.160%

Series E	2.372%	0.060%	0.160%

Convertible & Income and Convertible & Income II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Auction-Rate Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Auction-Rate Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the Preferred shares (which are ARPS) issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at

August 31, 2020	| Semiannual Report	79

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

6. Auction-Rate Preferred Shares (continued)

the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150% from March 1, 2020 to July 19, 2020 and by a minimum of 200% from July 20, 2020 to August 31, 2020, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On July 20, 2020, Moody’s Investors Service downgraded each Fund’s ARPS ratings to A1 from Aa3. As a result, the applicable multiplier for calculating the maximum rate increased from 150% to 200% beginning on that date. If the Funds’ ARPS continue to fail and the “maximum rate” payable on the ARPS rises as result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Liquidity Facility

Each of Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II has entered into a liquidity facility (each an “SSB Facility” and together the “SSB Facilities”) with State Street Bank & Trust Company (“State Street”). The Funds pledge their assets as collateral to secure obligations under the SSB Facilities. The Funds retain the risks and rewards of the ownership of assets pledged to secure obligations under the SSB Facilities. As part of the SSB Facilities, the Funds make assets available for securities lending transactions with State Street acting as the Funds’ authorized agent for these transactions. All transactions initiated through State Street are required to be secured with cash collateral received from the securities borrower (the “Borrower”). Securities lending transactions must be secured with cash collateral in amounts no less than 100% of the market value of the securities utilized in these transactions. Cash received by State Street from securities lending is credited against borrowings under the SSB Facilities. Upon return of securities by the Borrower, State Street will return the cash collateral to the Borrower, as applicable, which will eliminate the credit against the borrowings and will cause the draw-downs under the SSB Facilities to increase by the amounts returned. Borrowing fees on the loaned securities are retained by State Street.

State Street indemnifies the Funds for certain losses that may arise if the Borrower fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, State Street uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If such collateral is insufficient, the purchase of replacement securities is made at State Street’s sole cost and expense. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower and through State Street indemnification, the Funds could experience a delay in recovering securities or could experience a lower than expected return if the Borrower fails to return the securities on a timely basis or at all.

State Street may fund drawdowns under a State Street Facility through reverse repurchase agreements in a manner and on terms that are substantially similar to the securities loans described above. None of the Funds’ borrowings during the reporting period were funded though reverse repurchase agreements. At August 31, 2020, the maximum capital

80	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

7. Liquidity Facility (continued)

commitment amounts under the respective SSB Facilities were $125,000,000, $71,000,000, $34,000,000 and $0 respectively for Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II. Interest on amounts drawn under each SSB Facility is charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn in any month when the amount drawn is less than 85% of the commitment amount on any day. As discussed in Note 2 above, the Funds may face certain risks and uncertainties insofar as they are exposed to LIBOR. At August 31, 2020, the Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term and Convertible & Income had borrowings outstanding under the SSB Facilities totaling $30,000,000, $69,700,000 and $28,851,500, respectively, which are shown in the Statements of Assets and Liabilities as Loan Payable. Convertible & Income II did not have borrowings outstanding at August 31, 2020. The interest rate charged at August 31, 2020, was 0.79%. During the period ended August 31, 2020 when the Funds had outstanding borrowings, the weighted average daily balances outstanding for Artificial Intelligence & Technology Opportunities, Convertible &Income 2024 Target Term and Convertible & Income were $30,000,000, $69,700,000 and $28,851,500 respectively, at the weighted average interest rate of 0.798%, 1.126% and 1.126%, respectively. Loan interest expense of $9,978, $400,771 and $165,895 respectively, are included in the Funds’ Statements of Operations.

At August 31, 2020, Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Term and Convertible & Income used approximately $18,369,840, $54,734,435 and $24,174,234, respectively, of the cash collateral received from the Liquidity Facility to credit against borrowings under the SSB Facilities, representing 2.15%, 30.9% and 2.97% of managed assets, respectively. Cash and securities purchased with cash received through the SSB Facility are included in cash and investment line items per the Statements of Assets and Liabilities. As of August 31, 2020, $18,111,406, $53,586,150 and $23,642,887 of securities were on loan, respectively, under the SSB Facilities for Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term and Convertible & Income. These amounts are reflected on the Statements of Assets and Liabilities in Investments, at value. Each Fund may terminate its SSB Facility with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, an SSB Facility could be deemed in default and result in termination. Absent a default or facility termination event, State Street is required to provide a Fund with 360 days’ notice prior to terminating such Fund’s SSB Facility.

8. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that

August 31, 2020	| Semiannual Report	81

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

8. Related Party Transactions (continued)

any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the six months ended August 31, 2020, the Funds did not engage in Rule 17a-7 of the 1940 Act transactions.

An affiliated issuer includes any company in which a Fund held 5% or more of a company’s outstanding voting shares at any point during the fiscal year. The tables below represent transactions in and earnings from these affiliated issuers during the six months ended August 31, 2020:

Convertible & Income:
	Market Value 2/29/2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 8/31/2020	Dividend Income	Shares as of 8/31/2020	Net Realized Gain (Loss)
CCF Holdings LLC Class A	$6	$–	$–	$–	$6	$–	56,642	$–
CCF Holdings LLC Class B	2	–	–	–	2	–	21,429	–
LiveStyle, Inc., Ser. B	7,657,200	–	–	(990,076)	6,667,124	–	76,572	–
LiveStyle, Inc.	9	–	–	–	9	–	90,407	–

Totals	$7,657,217	$–	$–	$(990,076)	$6,667,141	$–	245,050	$–

Convertible & Income II:
	Market Value 2/29/2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 8/31/2020	Dividend Income	Shares as of 8/31/2020	Net Realized Gain (Loss)
CCF Holdings LLC, Class B	$2	$–	$–	$–	$2	$–	21,429	$–
LiveStyle, Inc., Ser. B	7,657,200	–	–	(990,076)	6,667,124	–	76,572	–
LiveStyle, Inc.	9	–	–	–	9	–	90,407	–

Totals	$7,657,211	$–	$–	$(990,076)	$6,667,135	$–	188,408	$–

9. Common Shares Issued

During the fiscal period ended February 29, 2020, Artificial Intelligence & Technology Opportunities issued 30,750,000 common shares in its initial public offering. An additional 2,068,135 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at the $20.00 per share public offering price. The Investment Manager agreed to pay all offering costs associated with the public offering.

82	Semiannual Report	| August 31, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

9. Common Shares Issued (continued)

Each of Convertible & Income and Convertible & Income II has a currently effective “shelf” registration statement pursuant to which it may offer, from time to time in one or more offerings, up to $120 million (in the case of Convertible & Income) and $90 million (in the case of Convertible & Income II) in common shares on terms to be determined at the time of the offering. The Board has also approved underwriting arrangements for such potential offerings. However, as of the date of the this prospectus, neither Fund had initiated such an offering and it is uncertain whether or when either Fund will proceed with such an offering.

10. Cumulative Preferred Shares

On September 11, 2018, Convertible & Income II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income II received a long-term rating of “AAA” from Fitch Ratings. (“Fitch Ratings”).

On September 20, 2018, Convertible & Income issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income received a long-term rating of “AAA” from Fitch Ratings. Fitch Ratings downgraded the Cumulative Preferred Shares of each Fund from “AAA” to “AA” on May 14, 2020.

11. Deferred Offering Costs

Deferred offering costs consist principally of legal fees incurred through August 31, 2020 related to a contemplated offering by Convertible & Income and Convertible & Income II, if any, and that will be charged to capital upon the completion of the contemplated offering or charged to expense if the contemplated offering is not completed.

12. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund.

At August 31, 2020, Punch & Associates Investments Inc. held 5% or more of common

August 31, 2020	| Semiannual Report	83

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

August 31, 2020 (unaudited)

12. Significant Account Holder (continued)

shares of AllianzGI Convertible and Income 2024 Target Term. At August 31, 2020, RiverNorth Capital Management, LLC, Louisiana Workers Co., Fidelity National Financial Inc. and America Financial Life & Annuity Insurance Co. each held 5% or more of cumulative preferred shares of Convertible & Income. At August 31, 2020, Fidelity National Financial Inc. held 5% or more of cumulative preferred shares of Convertible & Income II.

13. Fund Event

On July 7, 2020, AllianzGI U.S. and Virtus Investment Partners, Inc. (“Virtus”) announced that they have entered into an agreement providing for a strategic alliance between the two parties. As part of this strategic alliance, wholly-owned subsidiaries of Virtus are expected to become the investment adviser and administrator for the Funds. AllianzGI U.S. portfolio management teams are expected to continue to be responsible for the day-to-day management of the Funds, through AllianzGI U.S. serving as sub-adviser. Certain of the new arrangements, including the new management agreements and sub-advisory agreements, have been approved by the Funds’ Board of Trustees and must be approved by Fund shareholders in order to take effect.

14. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued

On September 1, 2020 the following monthly dividends were declared to common shareholders, payable October 1, 2020 to common shareholders of record on September 11, 2020:

Artificial Intelligence & Technology Opportunities	$0.10833 per share
Convertible & Income 2024 Target Term	$0.046 per share
Convertible & Income	$0.0425 per common share
Convertible & Income II	$0.0375 per common share

On October 2, 2020 the following monthly dividends were declared to common shareholders, payable November 2, 2020 to common shareholders of record on October 13, 2020:

Artificial Intelligence & Technology Opportunities	$0.10833 per share
Convertible & Income 2024 Target Term	$0.046 per share
Convertible & Income	$0.0425 per common share
Convertible & Income II	$0.0375 per common share

There were no other subsequent events identified that require recognition or disclosure.

84	Semiannual Report	| August 31, 2020

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Annual Shareholder Meeting Results:

Artificial Intelligence & Technology Opportunities, Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II held their meeting of shareholders on July 9, 2020. Shareholders voted as indicated below:

Artificial Intelligence & Technology Opportunities:	Affirmative	Withheld Authority
Election of Hans W. Kertess — Class I to serve until the annual meeting for the 2023-2024 fiscal year	28,618,223	1,267,082

Election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2023-2024 fiscal year	28,553,554	1,331,751

Election of Alan Rappaport — Class I to serve until the annual meeting for the 2023-2024 fiscal year	28,629,994	1,255,311

Election of Davey S. Scoon — Class I to serve until the annual meeting for the 2023-2024 fiscal year	28,605,741	1,279,564

The other members of the Board at the time of the meeting, namely, Mses. Sarah E. Cogan and Deborah A. DeCotis and Messrs. F. Ford Drummond, James A. Jacobson, James S. MacLeod, Erick R. Holt† and Thomas J. Fuccillio† continued to serve as Trustees of the Fund.

†	Interested Trustee

Convertible & Income 2024 Target Term:	Affirmative	Withheld Authority
Re-election of Sarah E. Cogan — Class III to serve until the annual meeting for the 2023-2024 fiscal year	15,941,883	238,230

Re-election of Erick R. Holt† — Class III to serve until the annual meeting for the 2023-2024 fiscal year	15,948,935	231,178

Election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2023-2024 fiscal year	15,977,789	202,324

The other members of the Board at the time of the meeting, namely, Messrs. Alan Rappaport, F. Ford Drummond, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Davey S. Scoon and Thomas J. Fuccillo† continued to serve as Trustees of the Fund.

†	Interested Trustee

August 31, 2020	| Semiannual Report	85

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Sarah E. Cogan — Class II to serve until the annual meeting for the 2023-2024 fiscal year	68,725,542	5,424,869

Re-election of Davey S. Scoon — Class II to serve until the annual meeting for the 2023-2024 fiscal year	68,727,584	5,422,829

Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2023-2024 fiscal year	2,909,939	8,466,407

The other members of the Board at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan Rappaport, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Thomas J. Fuccillo† and Erik R. Holt† continued to serve as Trustees of the Fund.

*	Mr. James A. Jacobson was re-elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income were re-elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class II to serve until the annual meeting for the 2023-2024 fiscal year	59,601,751	7,411,418

Re-election of Davey S. Scoon — Class II to serve until the annual meeting for the 2023-2024 fiscal year	59,774,595	7,238,575

Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2023-2024 fiscal year	2,485,675	6,115,629

The other members of the Board at the time of the meeting, namely, Ms. Sarah E. Cogan and Messrs. Alan Rappaport, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, Thomas J. Fuccillo† and Erick R. Holt† continued to serve as Trustees of the Fund.

*	Mr. James A. Jacobson was re-elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income II were re-elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

86	Semiannual Report	| August 31, 2020

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), AllianzGI Convertible & Income Fund (“NCV”), or AllianzGI Convertible & Income Fund II (“NCZ”) (each a “Fund” and together, the “Funds”) (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s Investment Management Agreement (the “Agreements” and, with respect to each Fund, the “Agreement”) with Allianz Global Investors U.S. LLC (the “Investment Manager”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in 1940 Act matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review meetings.

The contract review process consisted of multiple meetings that included the Independent Trustees and Independent Trustee Counsel leading up to the full Board’s consideration of the Agreement (the “contract review meetings”). Representatives from fund management participated in portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons. The Board’s review and approval process reflected developments through the first half of the calendar year 2020, but did not reflect subsequent events, including the strategic partnership announced on July 7, 2020, between the Investment Adviser and Virtus Investment Partners, Inc.

At their meeting held on June 25, 2020, the Board and the Independent Trustees unanimously approved the continuation of each Agreement through June 30, 2021 with respect to each Fund. The material factors and conclusions that formed the basis of this approval for each Fund are discussed below.1

In connection with their deliberations regarding the approval of each Agreement, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreements.

In evaluating the Agreement with respect to each Fund, the Trustees reviewed extensive materials provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent

1	The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits investment company boards of directors to remotely approve advisory contracts rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19. Prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

August 31, 2020	| Semiannual Report	87

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Counsel, and met with senior representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common share market price and distribution yield, use of leverage, information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s principal investment strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Board reviewed a summary for each Fund prepared by the Investment Manager that included, among other information, performance based on net asset value and market value (both absolute and comparisons between the Funds and their Broadridge Performance Universe (as defined below), investment objective, total net assets, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its advisory relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Board also considered the risk profiles of the Funds.

The Trustees’ conclusions as to the approval of each Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Performance Information

With respect to investment performance, the Trustees considered information regarding each Fund’s short-, intermediate-, and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing. The Trustees also considered information provided by Broadridge for each Fund relative to the investment performance of a group of funds with investment classifications and/or objectives comparable to the Fund as identified by Broadridge (the “Broadridge Performance Universe”). The Independent Trustees recognized that the performance information, including the Broadridge performance information, was as of March 31, 2020, and, as such, included the period of extreme market volatility resulting from COVID-19. The Trustees also reviewed

88	Semiannual Report	| August 31, 2020

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers, related share price premium and/or discount information, and each Fund’s relative distribution yield as of March 31, 2020.

For Funds that underperformed, the Board considered the magnitude and duration of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). To the extent that the Trustees identified a Fund as having underperformed its benchmark indices and/or Broadridge Performance Universe to an extent, or over a period of time, that the Trustees felt warranted additional inquiry, the Trustees discussed with the Investment Manager the Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to improve performance. The Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal and had the opportunity to discuss the Funds’ performance, distribution levels, and use of leverage with the portfolio managers. The Trustees considered the Investment Manager’s responsiveness with respect to the Funds that experienced lagging performance. The Trustees noted that performance, is only one of the factors that they deem relevant to their consideration of each Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding a Fund’s relative performance.

Nature, Extent, and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by the Investment

Manager for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. They considered certain changes to the executive leadership and the organization of the governance structure, as well as the availability of research and other capabilities within the global organization. The Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of the Investment Manager to attract and retain capable personnel; employee compensation philosophy; and the operational infrastructure, including technology and systems, of the Investment Manager. The Independent Trustees also considered actions taken by the Investment Adviser to manage the impact on the Funds and their portfolio holdings of the market volatility resulting from COVID-19. In addition, the Board noted that the Investment Manager actively monitors any discount from net asset value per share at which each Fund’s common stock trades and evaluates potential ways to reduce the discount and potential

August 31, 2020	| Semiannual Report	89

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

impacts on the discount, including the level of distributions that a Fund pays.

In addition, the Trustees noted the extensive range of services that the Investment Manager provides to the Funds beyond the investment management services. In this regard, the Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. The Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to all Funds, including entrepreneurial and business risks the Investment Manager has undertaken in serving as Investment Manager and sponsor of the Funds, for which it is entitled to reasonable compensation. The Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its ongoing evaluation of the quality of the services provided, negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Independent Trustees also noted the Investment Adviser’s effective operation and implementation of its business continuity plan in response to COVID-19.

In addition, the Trustees considered that the Investment Manager has (i) developed a leverage structure for the Funds tailored to its investment strategy and needs, (ii) monitored the Fund’s ongoing compliance with legal and other restrictions associated with leverage, (iii) monitored the Funds’ leverage structure, as appropriate, in response to the recent market downturn in 2020 to meet asset coverage and other applicable restrictions and (iv) reviewed possible options for potential changes in the leverage arrangements for certain Funds in light of recent market developments and the cost of the Funds’ current forms of leverage.

The Trustees considered that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Trustees considered, among other information,

90	Semiannual Report	| August 31, 2020

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

each Fund’s management fee and the Fund’s total expense ratio as a percentage of average daily net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined) and information regarding the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Fund’s management fees or total expense ratios were higher than the Broadridge Expense Group median, the Trustees considered whether specific factors, such as portfolio management, administration, or oversight needs contributed to the Fund’s management fees or total expense ratios. The Trustees also considered, among other items, current Fund asset levels as compared to prior years.

The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. For each Fund, the Board also considered that only leveraged closed-end funds were considered for inclusion in the Fund’s peer group for comparison. The Board considered each Fund’s contractual management fee on net assets attributable to common shares and on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common shareholders as compared to each Fund’s peer group. The Board was aware of the additional expenses borne by common shareholders as a result of each Fund’s leveraged structure. The Trustees took into account that NCV and NCZ have preferred shares outstanding and CBH and NCV have short-term loans outstanding to provide leverage, which increase the amount of management fees payable by the Funds under the Agreements (because each Fund’s fees are calculated based on average daily managed assets, including assets attributable to preferred shares or other forms of leverage outstanding). The Board took into account that the Investment Manager has a financial incentive for each Fund to continue to use leverage, which may create a conflict of interest. It also considered the Investment Manager’s representation that the use of leverage continues to be appropriate and in the best interests of each Fund under current market conditions. The Trustees also considered the Investment Manager’s representation that it will use leverage for each Fund solely as it determines to be in the best interests of each Fund from an investment perspective and without regard to the level of compensation the Investment Manager receives.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Manager or its affiliates pursuing a similar investment strategy, if any (“similar accounts”). Specifically, the Trustees reviewed information showing the contractual management fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the greater entrepreneurial, enterprise, and reputational risk in managing closed-end funds; and the impact on the Investment Manager and expenses associated with the more extensive

August 31, 2020	| Semiannual Report	91

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

regulatory regime to which the Funds are subject in comparison to institutional or separate accounts. The Board considered that, in comparison to certain other products managed by the Investment Manager, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings and/or the use of leverage.

Economies of Scale and “Fall-Out” Benefits

The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds and noted that there is little expectation that closed-end funds will show significant economies of scale. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. Accordingly, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. The Independent Trustees also considered that the Investment Manager shares the benefits of economies of scale with the Funds and their shareholders by adding and enhancing services to the Funds over time, including expenditures in staff, technology, and infrastructure. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Funds and research.

Profitability

The Trustees considered the overall estimated profitability to the Investment Manager on a Fund-by-Fund basis for the twelve months ended December 31, 2019. They also reviewed the Investment Manager’s aggregate profitability with respect to the Fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. In this connection, the Trustees considered that for certain Funds, profitability had increased as a result of expense reduction efforts or higher revenues from increased assets, although certain Funds’ assets had declined over the last year. The Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, concluded that pre-tax profitability for advisory services was not unreasonable, nor did it appear to be excessive.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Trustees.

With respect to all Funds, the Trustees reviewed, among other information, comparative information showing the Funds’

92	Semiannual Report	| August 31, 2020

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

performance against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2020. Fund performance relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below the median for their respective Broadridge Performance Universes, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s management fee and ratios of total expenses to net assets to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. The information provided to the Trustees by Broadridge compared each Fund’s fees and expenses to the Fund’s respective Broadridge Expense Group median; such comparison is noted below. For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

∎	AllianzGI Convertible & Income Fund (NCV): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was below the median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three- and five-year periods and in the fourth quintile for the ten-year period). As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios based on common share and leveraged assets combined were both below the median (on a net basis). As compared to its Broadridge Expense Group, the Fund’s management fees based on common share assets were at the median and total expense ratios based on common share assets were below the median (on a net basis).

∎	AllianzGI Convertible & Income Fund II (NCZ): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was below the median for the one-, three-, five- and ten-year periods (in the fifth quintile for each period). As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios based on common share and leveraged assets combined were both below the median (on a net basis). As compared to its Broadridge Expense Group, the Fund’s management fees based on common share assets were above the median and total expense ratios based on common share assets were below the median (on a net basis).

∎

AllianzGI Convertible & Income 2024 Target Term Fund (CBH): As compared to its Broadridge Performance Universe (based on net asset value), the Fund’s performance was at the median for the one-year period (in the third quintile). The Fund’s inception date was June 28, 2017, and does not accordingly have three-, five- and ten-year performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s management fees and total expense ratios based on common share assets and leveraged assets combined were both below the median (on a net basis). As compared to

August 31, 2020	| Semiannual Report	93

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

its Broadridge Expense Group, the Fund’s management fees and total expense ratios based on common share assets were both below the median (on a net basis).

Conclusions

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and in their business judgment, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to approve the continuance of the Agreement.

94	Semiannual Report	| August 31, 2020

Privacy Policy (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect

August 31, 2020	| Semiannual Report	95

Privacy Policy (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any

96	Semiannual Report	| August 31, 2020

Privacy Policy (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA
∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA
∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the

Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy
∎	Twitter: https://twitter.com/privacy
∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

August 31, 2020	| Semiannual Report	97

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Fund Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Artificial Intelligence & Technology Opportunities, AllianzGI Convertible & Income 2024 Target Term, AllianzGI Convertible & Income and AllianzGI Convertible & Income II, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of their fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors	AZ603SA_083120

1317894

Item 2.	Code of Ethics.

Not required in this filing.

Item 3.	Audit Committee Financial Expert.

Not required in this filing.

Item 4.	Principal Accountant Fees and Services.

Not required in this filing.

Item 5.	Audit Committee of Listed Registrants

Not required in this filing.

Item 6.	Investments.

(a)    The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Purchasers.

Not required in this filing

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required in this filing

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)

The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant does not maintain a securities lending program and does not receive income, fees or other compensation that would be reportable under this Item. However, the registrant maintains a liquidity facility with State Street Bank and Trust Company (“State Street”) that permits draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street. The registrant believes that this arrangement permits State Street to provide financing on more favorable economic terms than would otherwise apply.

Item 13.	Exhibits

(a)  (1) Not required in this filing

(a) (2) Exhibit 99_ Cert.—Certification pursuant to Section  302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI Artificial Intelligence & Technology Opportunities Fund

Fund By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	October 30, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	October 30, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2020